NOTICE: PLEASE COMPLETE THE

ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL, BY CALLING THE

TOLL-FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT,

OR VIA THE INTERNET AT THE INTERNET ADDRESS PRINTED ON

YOUR PROXY BALLOT

FREMONT MUTUAL FUNDS, INC.

333 MARKET STREET, SUITE 2600

SAN FRANCISCO, CALIFORNIA 94105

Fremont Large Cap Growth Fund

Fremont Large Cap Value Fund

Notice of Meeting of Shareholders

To Be Held on January 11, 2005

On July 14, 2004, Fremont Investment Advisors, Inc. (“FIA”) entered into an agreement with The Managers Funds LLC (“Managers”), pursuant to which Managers will acquire the mutual fund business of FIA, which includes twelve series of Fremont Mutual Funds, Inc. (the “Fremont Funds”) advised by FIA, including the Fremont Large Cap Growth Fund and Fremont Large Cap Value Fund (throughout this letter and the related proxy materials we refer to the Fremont Large Cap Growth Fund and the Fremont Large Cap Value Fund as the “Existing Funds”). We are seeking your approval to reorganize the Existing Funds into the Managers Capital Appreciation Fund and Managers Value Fund (throughout this letter and the related proxy materials we refer to the Managers Capital Appreciation Fund and the Managers Value Fund as the “Acquiring Funds”), respectively, two funds within the family of mutual funds advised by Managers (the “Managers Funds”). Information regarding each of these proposed reorganizations (the “Reorganizations”) is contained in the enclosed proxy materials. The proposed reorganizations of the other ten series of the Fremont Funds into new series within the Managers Funds are discussed in separate proxy materials, and will be considered by shareholders of the Fremont Funds at the same meeting at which the Reorganizations will be considered.

November 22, 2004

Dear Valued Shareholder:

As you may recall, in January 2003, FIA announced its intention to sell substantially all of its investment advisory business. Following the announcement, FIA and your Board of Directors undertook a search to find a buyer of FIA’s business that would be able to provide the shareholders of the Fremont Funds with high quality management and shareholder services, consistent with the standards of excellence that you have come to expect as a shareholder of the Fremont Funds.

Managers and the Managers Funds emerged from this search as an ideal selection. Managers is currently the investment adviser to a family of 27 mutual funds, all of which are managed through subadvisors as “manager-of-managers” funds, similar to the Fremont Funds. Managers’ philosophy of selecting the “best of breed” subadvisors for its Funds is entirely consistent with the way we and FIA have sought to operate the Fremont Funds. Managers is committed to providing investors with access to a complete array of investment products and state-of-the-art shareholder services. Consistent with this commitment and as part of its offer to provide the same high quality products and services to shareholders of the Fremont Funds, Managers (which is based in Norwalk, Connecticut) will open an office in San Francisco and will retain many key employees of FIA who are currently responsible for providing a variety of investment management and shareholder services to the Fremont Funds. As a result, if the Reorganizations are approved, you and other shareholders of the Fremont Funds, as shareholders of the Managers Funds, will continue to be served by many members of your existing FIA team.

In the Reorganizations, each Existing Fund will transfer all of its assets to a corresponding Acquiring Fund. In exchange for these assets, the Acquiring Fund will assume the stated liabilities of the Existing Fund and deliver to shareholders of the Existing Fund shares of the Acquiring Fund with a value equal to the value of the Existing Fund shares immediately prior to the Reorganizations. Each of the Reorganizations will qualify as a tax-free transaction. Managers and FIA have agreed to share the expenses of the Reorganizations, including proxy solicitation costs, so that shareholders of the Fremont Funds and Managers Funds will not bear any of these costs.

The Board of Directors of the Fremont Funds has unanimously approved the Reorganizations and believes that the Reorganizations are in the best interests of shareholders. Accordingly, your Board recommends that you vote in favor of the Reorganizations.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the Internet address printed on your proxy ballot. If you have any questions about the proxy materials, or the proposed Fund Reorganizations, please call your investment professional or InvestorConnect, the Fremont Funds’ proxy solicitation firm, at 1-800-317-8044.

Very truly yours,

Deborah L. Duncan

Chairman & President

Fremont Mutual Funds, Inc.

FREMONT MUTUAL FUNDS, INC.

333 MARKET STREET, SUITE 2600

SAN FRANCISCO, CALIFORNIA 94105

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Q:	What is the proposal that I am being asked to vote on?

A: As a shareholder of an Existing Fund, you are being asked to vote to approve the Reorganization of each Existing Fund of which you are a shareholder into the corresponding Acquiring Fund (see below) pursuant to an Agreement and Plan of Reorganization between Fremont Mutual Funds, Inc. (“FMF”) and The Managers Funds (“TMF”). In connection with each Reorganization, the Existing Fund will transfer all of its assets to the Acquiring Fund, the Acquiring Fund will assume all of the stated liabilities of the Existing Fund, and you will receive shares of the Acquiring Fund (the “Acquiring Fund Shares”) with a value equal to the value of your shares of the Existing Fund immediately prior to the Reorganization. Upon completion of each Reorganization, you will become a shareholder of the corresponding Acquiring Fund.

EXISTING FUNDS OF FMF	ACQUIRING FUNDS OF TMF
Fremont Large Cap Growth Fund	Managers Capital Appreciation Fund
Fremont Large Cap Value Fund	Managers Value Fund

Q:	Has my Fund’s Board of Directors approved the Reorganizations?

A: Yes. The Board of Directors of FMF unanimously approved the Reorganizations on July 7, 2004 and recommends that you vote to approve the Reorganizations.

Q:	Why is the Board recommending the Reorganizations?

A: In January 2003, FIA announced that it intended to sell substantially all of its investment advisory business. FIA and your Board of Directors immediately undertook a search to find a buyer of FIA’s business that would be able to provide the shareholders of the Fremont Funds with high quality management and shareholder services, consistent with the standards of excellence that you have come to expect as a shareholder of the Fremont Funds. In that search, Managers emerged as an ideal selection. Managers is currently the adviser to a family of 27 mutual funds, all of which are managed through subadvisors in the form of “manager-of-managers” mutual funds. Managers’ philosophy of selecting the “best of breed” subadvisors for the Managers Funds is entirely consistent with the way FMF and FIA have sought to operate the Fremont Funds. In addition, Managers is committed to providing shareholders of the Managers Funds with access to a complete array of investment products and state-of-the-art shareholder services. Consistent with this commitment, Managers (which is based in Norwalk, Connecticut) will open an office in San Francisco and will retain many members of the existing FIA team, including key individuals in the investment, manager research and client service areas. As a result, if the Reorganizations are approved by shareholders, you will continue to be served by many members of your existing FIA team. FIA’s investment advisory business will not be acquired by Managers until shareholders have approved the transaction and the other conditions to closing of the acquisition have been satisfied or waived.

Q:	Who will manage my Fund once the merger is completed?

A: Managers, as investment advisor and administrator, will perform the management function for the Acquiring Funds performed by FIA for the Existing Funds. Managers Value Fund is subadvised by Armstrong Shaw Associates Inc. and Osprey Partners Investment Management, LLC. Managers Capital Appreciation Fund is subadvised by Essex Investment Management Company, LLC and Bramwell Capital Management, Inc. Information regarding Managers and each of these subadvisors is included in the proxy materials.

Q:	Will the Fund expenses that I bear indirectly as a shareholder of an Acquiring Fund be higher than the expenses I currently bear as a shareholder in the Existing Fund?

A: No. In fact, it is anticipated that each Acquiring Fund will operate with a lower total expense ratio than each Existing Fund, which means that the expenses you will bear as a shareholder of the Acquiring Fund will be less than the expenses you currently bear as a shareholder of the Existing Fund.

Q:	Will I, or my Fund, need to pay fees or taxes as a result of the Reorganizations?

A: No. The Reorganizations will not trigger any sales commission or other fees for shareholders. Also, the Reorganizations are expected to be tax-free transactions for shareholders, the Existing Funds and the Acquiring Funds for U.S. federal income tax purposes. However, please see information elsewhere in this document about fees and expenses of the New Funds.

Q:	How do the investment objectives and policies of the Existing Funds and the Acquiring Funds compare?

A: The investment objectives and policies of each Acquiring Fund are substantially similar to those of its corresponding Existing Fund.

Q:	Will the Reorganizations impact the Acquiring Funds’ ability to use any capital loss carryforwards and unrealized capital losses of the corresponding Existing Fund?

A: It is expected that the Fremont Large Cap Growth Fund and the Fremont Large Cap Value Fund will have losses that will be subject to an annual limitation, such that the losses in excess of the limitation cannot be used in the taxable year and must be carried forward. Due to a variety of factors and because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganizations, it is expected that substantially all of the Existing Funds’ losses will become permanently unavailable. As a result, a shareholder of the Existing Funds may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganizations did not occur.

Q:	What happens if I do not wish to participate in the Reorganization of the Existing Fund in which I own shares, or what if I do not wish to own shares of the Acquiring Fund?

A: You may redeem your shares of the Existing Fund at any time before the last business day prior to the closing date of the Reorganization. After that closing date, you may also redeem your shares of the Acquiring Fund on any day in accordance with the procedures described in the prospectus of the Managers Funds.

Q:	When will the Shareholder Meeting be held?

A: Shareholder Meeting is scheduled to be held on January 11, 2005.

Q:	When will the Reorganizations occur?

A: The approval of the Reorganization by each Existing Fund will require the affirmative vote of a majority of the outstanding shares of the Existing Fund. If approved, we expect the Reorganizations to be completed as soon as practicable following the shareholder meeting, provided all of the other closing conditions have been satisfied.

Q:	What happens if shareholders of an Existing Fund do not approve the Reorganization?

A: In that event, the Existing Fund will not participate in the Reorganizations and TMF may elect not to close any of the Reorganizations. The Board of Directors of FMF will determine what further action is appropriate, including the possible liquidation of the Fund.

Q:	Are any other Fremont Funds participating in a Reorganization?

A: Shareholders of ten other series of the Fremont Funds will also be voting on a reorganization of those Funds into newly created series of the Managers Funds. Those reorganizations are discussed in separate proxy materials, which you will also receive if you are a shareholder of one of those ten other series. If a Reorganization is not approved with respect to any Fremont Fund, including the ten other series not discussed in these proxy materials, then either TMF or FMF may elect not to close any of the Reorganizations.

Q:	How do I vote my shares?

A: You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares by calling the toll-free number on your ballot card or via the Internet at the Internet address printed on your proxy ballot. If you have any questions regarding the proposals or how to vote your shares, please call the Fremont Funds’ proxy solicitation firm, InvestorConnect at 1-800-317-8044.

FREMONT LARGE CAP VALUE FUND

FREMONT LARGE CAP GROWTH FUND

SERIES OF

FREMONT MUTUAL FUNDS, INC.

333 MARKET STREET, SUITE 2600

SAN FRANCISCO, CALIFORNIA 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JANUARY 11, 2005

This is the formal notice and agenda for the special shareholder meeting of Fremont Large Cap Value Fund and Fremont Large Cap Growth Fund (collectively, the “Existing Funds”), each a series of Fremont Mutual Funds, Inc. (“FMF”). This notice tells the shareholders of the Existing Funds what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to the Managers Capital Appreciation Fund and Managers Value Fund as the “Acquiring Funds,” each a series of The Managers Funds (“TMF”). We refer to the Existing Funds and the Acquiring Funds together as the “Funds.”

To the Shareholders of the Fremont Funds:

A special meeting of shareholders of the Fremont Large Cap Value Fund and Fremont Large Cap Growth Fund will be held on January 11, 2005, at 10:00 a.m. (Pacific Time) at 333 Market Street, Suite 2600, San Francisco, California 94105 (the “Meeting”). At the Meeting, we will ask you to vote on:

1.	A proposal to approve the reorganization of each Existing Fund in which you own shares into a corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the “Reorganization”).

2.	Any other business that properly comes before the Meeting.

Only shareholders of record of the Existing Funds as of the close of business on November 5, 2004 are entitled to receive this notice and vote at the Meeting. Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Directors of Fremont Mutual Funds, Inc.

Deborah L. Duncan
Chairman & President

November 22, 2004

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

NOVEMBER 15, 2004

FREMONT MUTUAL FUNDS, INC.

333 MARKET STREET, SUITE 2600

SAN FRANCISCO, CALIFORNIA 94105

1-800-548-4539

THE MANAGERS FUNDS

800 CONNECTICUT AVENUE

NORWALK, CONNECTICUT 06854

1-800-835-3879

WHAT IS THIS DOCUMENT AND WHY WE ARE SENDING IT TO YOU?

This document is both the proxy statement of the two Existing Funds listed below and a prospectus for the two Acquiring Funds listed below, and we refer to this document as the “Proxy Statement/Prospectus.” It contains the information that shareholders of the Existing Funds should know before voting on the proposals before them, and should be retained for future reference. At the Meeting, holders of shares of each Existing Fund will vote shares with respect to each Existing Fund separately. Any Existing Fund whose shareholders do not approve its Reorganization will not participate in the Reorganizations. Any such Existing Fund will continue its operations beyond the date of the Reorganizations, and the Board of Directors of FMF will consider what further action is appropriate. If the Reorganizations are approved, we expect them to be completed as soon as practicable following the shareholder meeting, provided all of the other closing conditions have been satisfied.

HOW WILL THE REORGANIZATIONS WORK?

The Reorganization of each Existing Fund will involve three steps:

(1)	the transfer of all of the assets of the Existing Fund to its corresponding Acquiring Fund in exchange for the assumption by the Acquiring Fund of stated liabilities of the Existing Fund and the delivery to the Existing Fund of shares of the corresponding Acquiring Fund with a value equal to the value of the assets transferred by the Existing Fund, net of the liabilities assumed by the Acquiring Fund (all as determined immediately prior to the transaction);

(2)	the pro rata distribution of the same or comparable class of shares of the Acquiring Fund to the shareholders of record of the Existing Fund as of the effective date of the Reorganizations in full redemption of all shares of the Existing Fund; and

(3)	the liquidation and termination of the Existing Funds.

As a result of the Reorganizations, shareholders of each Existing Fund will receive shares of the corresponding Acquiring Fund, as identified in the chart below. The total value of the Acquiring Fund shares that you receive in a Reorganization will be the same as the total value of the shares of the Existing Fund that you held immediately before the Reorganization.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FMF EXISTING FUNDS	TMF ACQUIRING FUNDS
Fremont Large Cap Growth Fund	Managers Capital Appreciation Fund
Fremont Large Cap Value Fund	Managers Value Fund

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

Yes, additional information about the Funds is available in the:

•	Prospectuses for the Existing Funds and the Acquiring Funds;

•	Annual and Semi-Annual Reports to shareholders of the Existing Funds and the Acquiring Funds; and

•	Statements of Additional Information, or “SAIs,” for the Existing Funds and for the Acquiring Funds.

These documents are on file with the Securities and Exchange Commission, which we refer to in this Proxy Statement/Prospectus as the “SEC.”

The effective prospectuses of the Existing Funds and the Acquiring Funds, and Management’s Discussion of Fund Performance included in the Existing Funds’ and the Acquiring Funds’ most recent Annual Report, are incorporated by reference (meaning such documents are legally considered to be part of this Proxy Statement/Prospectus). The SAI relating to this Proxy Statement/Prospectus dated November 15, 2004 also is incorporated by reference and is legally considered to be part of this document. There is also an Agreement and Plan of Reorganization (the “Plan”) between FMF and TMF that describes the technical details of how the Reorganization will be accomplished. A copy of the Plan is attached as Appendix A.

A prospectus and Annual Report for each Acquiring Fund accompany this Proxy Statement/Prospectus. Each Existing Fund was previously advised by Fremont Investment Advisors, Inc., which we refer to as “FIA.” Each Acquiring Fund is advised by The Managers Funds LLC, which we refer to as “Managers.” Thus, if the Reorganizations are approved, shareholders of each Existing Fund will own shares of the corresponding Acquiring Fund, which is advised by Managers. Each Acquiring Fund is also subadvised by other subadvisers supervised and paid by Managers, all as described later in this Proxy Statement/Prospectus. The prospectus and the most recent annual report to shareholders of the Existing Funds, containing audited financial statements for the most recent fiscal year, have been previously mailed to shareholders.

Copies of all of these documents are available upon request without charge by writing to or calling:

The Managers Funds LLC Attention: Operations 800 Connecticut Avenue Norwalk, Connecticut 06854	Fremont Mutual Funds, Inc. Attention: Operations 333 Market Street, Suite 2600 San Francisco, California 94105

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. Call 202-942-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

(The Managers Funds for information on the Acquiring Funds)

(Fremont Mutual Funds, Inc. for information on the Existing Funds)

www.managersfunds.com

www.fremontfunds.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in the Acquiring Funds is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency.

•	You may lose money by investing in the Funds.

I. SYNOPSIS

The Reorganizations

Under a Purchase Agreement dated July 14, 2004 among Managers, FIA and Fremont Investors, Inc., the parent company of FIA, Managers agreed to purchase a substantial part of the investment advisory business of FIA, the investment adviser to the Existing Funds. We refer to this purchase as the “Acquisition.” As part of the Acquisition, FIA agreed to use reasonable efforts to obtain the Existing Funds’ Board’s approval of the reorganization of the Existing Funds (each a series of FMF) into the Acquiring Funds (each a series of TMF) (the “Reorganizations”). FIA also agreed to use reasonable efforts to help prepare these proxy solicitation materials, process them through the SEC and obtain the necessary shareholder approvals.

In connection with the Acquisition, the Board of FMF and the Board of TMF approved the Reorganizations. The Existing Funds have called this special shareholders’ meeting to allow the shareholders of each Existing Fund to vote on the proposed Reorganizations of the Existing Funds into the Acquiring Funds.

Federal Income Tax Consequences

The Reorganizations are not expected to result in the recognition of income, gain or loss for U.S. federal income tax purposes. The receipt by the Acquiring Funds and the Existing Funds of an opinion of counsel to the effect that each Reorganization will be treated as a tax-free transaction for U.S. federal income tax purposes to the Existing Funds and their shareholders and the Acquiring Funds, is a condition to the closing of the Reorganizations. See “The Reorganizations — Federal Income Tax Consequences.”

Investment Objectives and Policies

Each Existing Fund and its corresponding Acquiring Fund pursue substantially similar investment objectives and would hold substantially similar securities. As a result, the proposed Reorganizations are not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of the Acquiring Fund.

The following charts compare the investment objectives and principal investment strategies of each Existing Fund and the corresponding Acquiring Fund, and describe the key differences between the Funds. You also can find additional information about a specific Fund’s investment objective, principal investment strategies and investment policies in its prospectus and SAI.

FUND NAMES	OBJECTIVES	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Fremont Large Cap Growth Fund	Long-term capital appreciation.

•      The Fund normally invests at least 80% of its assets in a concentrated selection of common stocks of large U.S. companies. This policy may be changed only upon 60 days written notice to shareholders.

•      The Fund’s subadvisor uses a fundamental and analytical approach to select securities.

•      The Fund’s subadvisor seeks to identify companies that demonstrate most or all of the following characteristics:

(i)     A history of above-average earnings growth.

(ii)    Higher than average projected earnings growth.

(iii)  Relatively attractive valuations.

(iv)   Higher than average return on equity.

•      After identifying companies with the above fundamentals, the Fund’s subadvisor focuses on investment intangibles such as quality of products and services, marketing prowess and management strength.

•      The Fund’s subadvisor forms portfolios of 25 to 35 stocks from companies that possess a high number of the subjective factors above.

•      The Fund’s subadvisor normally sells a security when the company’s fundamentals begin to deteriorate or superior opportunities arise in an alternative security.

Diversification:

•      The Fremont Large Cap Growth Fund is structured as a non-diversified Fund.

•      The Managers Capital Appreciation Fund is structured as a diversified Fund.

Investments:

•      The Fremont Large Cap Growth Fund normally invests at least 80% of its assets in common stocks of large U.S. companies.

•      The Managers Capital Appreciation Fund normally invests its assets primarily in common and preferred stocks of medium and large U.S. companies.

Stock Selection:

•      The Fremont Large Cap Growth Fund’s subadvisor selects stocks believed to have a history of above-average earnings growth, projected above-average earnings growth, relatively attractive

FUND NAMES	OBJECTIVES	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Managers Capital Appreciation Fund	Long-term capital appreciation. Income is the Fund’s secondary objective.

•      The Fund normally invests primarily in common and preferred stocks of large and medium U.S. companies (companies with capitalizations within the range of capitalizations of companies represented in the S&P 500 Index).

•      The Fund may invest in cash or high quality short-term investments without limit for temporary defensive purposes, which will result in the Fund not pursuing its investment objective while invested in such instruments.

•      The Fund’s assets are allocated between two independent subadvisors.

•      Both of the Fund’s subadvisors emphasize a growth approach to investing by selecting stocks of companies it believes can generate strong growth in earnings and/or cash flow.

•      One subadvisor typically seeks to identify companies expected to exhibit explosive earnings growth in the near term, and expects to generate returns almost exclusively from capital appreciation due to earnings growth.

•      The other subadvisor typically seeks to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods, and expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market’s valuation of that stock.

•      Both subadvisors examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company.

•      The subadvisors do not normally trade securities for short-term profits, but they may sell a security when believed best, which may result in short-term trading, thereby increasing the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance.

•      A stock is typically sold if the subadvisor believes that the current stock price is not supported by its expectations regarding the company’s future growth potential.

valuations and above-average return on investment. After identifying fundamental requirements, the subadvisor focuses on investment intangibles such as quality of products and services, marketing prowess and management strength.

•      The Managers Capital Appreciation Fund has two subadvisors. Each subadvisor selects stocks believed to be able to generate strong growth in earnings and/or cash flow. One subadvisor seeks to identify companies expected to exhibit explosive earnings growth in the near term. The other subadvisor seeks to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. Both subadvisors examine the underlying businesses, financial statements, competitive environment and company managements.

Stock Sales:

•      The Fremont Large Cap Growth Fund’s subadvisor normally sells a stock when the company’s fundamentals begin to deteriorate or superior opportunities arise in an alternative security.

•      The Managers Capital Appreciation Fund subadvisors normally sell a stock if it is believed that the current stock price is not supported by its expectations regarding the company’s future growth potential.

FUND NAMES	OBJECTIVES	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Fremont Large Cap Value Fund	Long-term capital appreciation.

•      The Fund normally invests at least 80% of its assets in undervalued stocks of large U.S. corporations. This policy may be changed only upon 60 days written notice to shareholders.

•      The Fund normally holds approximately 60 to 80 stocks.

•      The Fund’s subadvisor selects stocks using the Relative Value Strategy:

(i)     First, the subadvisor applies a quantitative model to identify undervalued stocks with positive earnings revisions.

(ii)    Next, the subadvisor conducts qualitative due diligence on stocks that ranked highly in the quantitative model.

•      The Fund’s subadvisor normally sells stocks when the model ranks a stock poorly or the subadvisor loses conviction in a company’s fundamentals.

•      The Fund is structured as a non-diversified Fund, but it is likely that most of the time the portfolio will be diversified.

Diversification:

•      The Fremont Large Cap Value Fund is structured as a non-diversified Fund.

•      The Managers Value Fund is structured as a diversified Fund.

Investments:

•      The Fremont Large Cap Value Fund normally invests at least 80% of its assets in undervalued stocks of large U.S. companies.

•      The Managers Value Fund normally invests in stocks of medium and large U.S. companies.

Stock Selection:

•      The Fremont Large Cap Value Fund’s subadvisor uses the Relative Value Strategy to select stocks by first applying a

FUND NAMES	OBJECTIVES	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Managers Value Fund	Long-term capital appreciation. Income is the Fund’s secondary objective.

•      The Fund normally invests primarily in common and preferred stocks of large and medium capitalization U.S. companies (companies with capitalizations within the range of capitalizations of companies represented in the S&P 500 Index).

•      The Fund may invest in cash or high quality short-term investments without limit for temporary defensive purposes, which will result in the Fund not pursuing its investment objective while invested in such instruments.

•      The Fund’s assets are allocated between two independent subadvisors.

•      One subadvisor uses a dividend yield oriented value approach by principally selecting securities from among those that yield more than the S&P 500 Index.

•      The other subadvisor invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies and examining the underlying businesses, financial statements, competitive environment and company managements to assess future profitability.

•      Both subadvisors expect to generate returns from dividend income and capital appreciation as a result of improvements to stock valuations.

•      The subadvisors do not normally trade securities for short-term profits, but they may sell a security when believed best, which may result in short-term trading, thereby increasing the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance and may increase the shareholders’ tax liabilities.

•      A stock is typically sold if the subadvisor believes the future profitability of a company does not support its current stock price.

quantitative model to identify undervalued stocks with positive earnings revisions and then conducting qualitative due diligence on stocks that ranked well based on the quantitative model.

•      The Managers Value Fund has two subadvisors. One subadvisor uses a dividend yield oriented value approach by selecting securities from among those that yield more than the S&P 500 Index. The other subadvisor invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies, examining the underlying businesses, financial statements, competitive environment and company management.

StockSales:

•      The Fremont Large Cap Growth Fund’s subadvisor normally sells a stock when the model ranks a stock poorly or when the subadvisor loses conviction in a company’s fundamentals.

•      The Managers Capital Appreciation Fund’s subadvisors normally sell a stock if it is believed that future profitability of a company does not support its current stock price.

Principal Risk Factors

The chart below lists the principal risk factors associated with investing in the Existing Funds and the Acquiring Funds. The risk factors associated with an investment in an Existing Fund are similar to those associated with the corresponding Acquiring Fund. However, the Acquiring Funds may invest in mid-capitalization companies and are subject to the risks associated with such stocks, and the Fremont Large Cap Growth Fund, as a non-diversified fund, is subject to risks that Managers Capital Appreciation Fund, as a diversified fund, is not. These risk factors are discussed in detail in the section immediately following this chart.

Funds	Principal Risk Factors- Existing Fund	Principal Risk Factors- Acquiring Fund
Fremont Large Cap Growth Fund	Economic Risk Market Risk	Economic Risk Market Risk
Managers Capital Appreciation Fund	Non-Diversification Risk Price Risk	Mid-Capitalization Stock Risk Price Risk Sector Risk

Fremont Large Cap Value Fund	Active Management Risk Economic Risk	Economic Risk Market Risk
Managers Value Fund	Market Risk Non-Diversification Risk Price Risk	Mid-Capitalization Stock Risk Price Risk Sector Risk

The following is a detailed discussion of the principal risk factors of each of the Existing Funds and Acquiring Funds as listed above.

Active Management Risk	Because the Fund’s portfolio managers actively buy and sell securities of the Fund, investors are subject to the risk that the investment decisions may increase the potential for a loss, especially over short periods.

Economic Risk	The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Market Risk	Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund’s portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund’s investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization Stock Risk	Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversification Risk	As a non-diversified fund, the Fund may make larger investments in individual companies and, as each stock carries a higher weighting within the portfolio, the value of the portfolio as a whole can be greatly affected by declines in the value of a single stock. Therefore, the Fund’s share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Price Risk	As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Sector Risk	Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. Although a Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Comparison of Fees and Expenses

Fremont Large Cap Growth Fund and Managers Capital Appreciation Fund

This table discloses the fees and expenses that you may pay if you buy and hold shares of either Fund. The table also discloses pro forma information for the combined Fund assuming the Reorganization took place on April 30, 2004. The expense information for the Existing Fund and the Acquiring Fund is based upon expenses for the fiscal year ended October 31, 2003 and the fiscal year ended December 31, 2003, respectively. There will not be any shareholder fees payable in connection with the Reorganization.

	Fremont Large Cap Growth Fund		Managers Capital Appreciation Fund		Pro Forma— Managers Capital Appreciation Fund
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load)	None		None		None
Maximum sales charge (load) imposed on reinvested dividends and distributions	None		None		None
Redemption fees	None	(1)	None	(1)	None	(1)
Exchange fees	None		None		None

Annual Fund Operating Expenses

Management Fees	0.95%		0.80%		0.80%
Other Expenses	1.30%		0.72%		0.72%

Total Annual Fund Operating Expenses	2.25%		1.52	%(2)	1.52	%(2)
Fee Waiver and Reimbursement	(0.85	)%(3)	(0.23	)%(4)	(0.23	)%(4)

Net Annual Fund Operating Expenses	1.40	%(3)	1.29	%(4)	1.29	%(4)

(1)	The Transfer Agent of the Existing Fund currently charges a $10 service fee on wire redemptions. Shareholders of the Acquiring Fund will not be charged a wire fee.
(2)	The Acquiring Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Acquiring Fund’s expenses. In addition, the Acquiring Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Acquiring Fund incurred actual gross operating expenses in amounts less than the amounts shown above. After giving effect to these expense offsets, the gross operating expenses were 1.40%.
(3)	FIA is indefinitely obligated by contract to limit the Existing Fund’s operating expenses to 1.40%. However, this limit may be changed with the approval of the Existing Fund’s Board of Directors.
(4)	The Managers Funds LLC has contractually agreed through May 1, 2005 to waive management fees as may be necessary to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.29% of the Fund’s net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because The Managers Funds LLC’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.29% in certain circumstances.

Example

To illustrate the effect of operating expenses, assume that each Fund’s annual return is 5% and that it had total operating expenses described in the table above. For every $10,000 invested in each Fund, the following amounts of total expenses would have been paid if an investor closed his or her account at the end of each of the following time periods:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fremont Large Cap Growth Fund	$143	$443	$766	$1,680
Managers Capital Appreciation Fund	$131	$458	$807	$1,793
Pro Forma— Managers Capital Appreciation Fund	$131	$459	$818	$1,828

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined Fund will bear, whether directly or indirectly. The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

Fremont Large Cap Value Fund and Managers Capital Appreciation Fund

This table discloses the fees and expenses that you may pay if you buy and hold shares of either Fund. The table also discloses pro forma information for the combined Fund assuming the Reorganization took place on April 30, 2004. The expense information for the Existing Fund and the Acquiring Fund is based upon expenses for the fiscal year ended October 31, 2003 and the fiscal year ended December 31, 2004, respectively. There will not be any shareholder fees payable in connection with the Reorganization.

	Fremont Large Cap Value Fund		Managers Value Fund		Pro Forma— Managers Value Fund
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None		None		None
Maximum deferred sales charge (load)	None		None		None
Maximum sales charge (load) imposed on reinvested dividends and distributions	None		None		None
Redemption fees	None	(1)	None	(1)	None	(1)
Exchange fees	None		None		None
Annual Fund Operating Expenses

Management Fees	0.75%		0.75%		0.75%
Other Expenses	1.16%		0.67%		0.73%

Total Annual Fund Operating Expenses	1.91%		1.42	%(2)	1.48	%(2)
Fee Waiver and Reimbursement	(0.71	)%(3)	(0.23	)%(4)	(0.29	)%(4)

Net Annual Fund Operating Expenses	1.20	%(3)	1.19	%(4)	1.19	%(4)

(1)	The Transfer Agent of the Existing Fund currently charges a $10 service fee on wire redemptions. Shareholders of the Acquiring Fund will not be charged a wire fee.
(2)	The Acquiring Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Fund’s expenses. In addition, the Acquiring Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Acquiring Fund incurred actual gross operating expenses in amounts less than the amounts shown above. After giving effect to these expense offsets, the gross operating expenses equal 1.37%.
(3)	FIA is indefinitely obligated by contract to limit the Existing Fund’s operating expenses to 1.20%. However, this limit may be changed with the approval of the Existing Fund’s Board of Directors.
(4)	The Managers Funds LLC has contractually agreed through May 1, 2005 to waive management fees as may be necessary to limit “Total Annual Fund Operating Expenses” (exclusive of taxes, interest, brokerage and extraordinary items) to 1.19% of the Fund’s net asset value subject to later reimbursement by the Fund in certain circumstances (as discussed under the heading “The Managers Funds”), provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because The Managers Funds LLC’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible the Fund’s total expenses could exceed 1.19% in certain circumstances.

Example

To illustrate the effect of operating expenses, assume that each Fund’s annual return is 5% and that it had total operating expenses described in the table above. For every $10,000 invested in each Fund, the following amounts of total expenses would have been paid if an investor closed his or her account at the end of each of the following time periods:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fremont Large Cap Value Fund	$122	$381	$660	$1,455
Managers Value Fund	$121	$427	$754	$1,682
Pro Forma— Managers Value Fund	$121	$432	$773	$1,737

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined Fund will bear, whether directly or indirectly. The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures

The purchase, redemption and exchange features of the Existing Funds are substantially similar to those of the Acquiring Funds, as discussed below. More detailed explanations of the services available through the Acquiring Funds can be found in the Prospectus that accompanies this Proxy Statement/Prospectus.

Both the Existing Funds and the Acquiring Funds offer investors regular accounts, Individual Retirement Accounts (traditional IRAs, Roth IRAs and Simple IRAs) and Education Savings Plans or Accounts. The Existing Funds and the Acquiring Funds have the same minimum initial investment requirements ($2,000 for individual accounts and $1,000 for IRAs and Education Savings Plans or Accounts) and additional investment requirements ($100), but the Existing Funds waive the minimum additional investment requirement for automatic investment plans. Higher minimum investment requirements apply to participants in the ManagersChoice Program ($50,000 initial investment and $500 additional investment). The Acquiring Funds (or their distributor) may, in their discretion, waive the minimum initial or additional investment amounts at any time.

Shareholders of the Existing Funds may purchase shares by mail, telephone, wire, the internet or through the Automatic Investment Plan ($50 minimum applies to the Automatic Investment Plan). Similarly, shareholders of the Acquiring Funds may purchase shares by mail, telephone, wire, the internet and through the Automatic Investment feature or the Systematic Purchase Plan. Shareholders of the Existing Funds and the Acquiring Funds may also purchase or redeem shares of the Funds through authorized intermediaries, such as broker-dealers, banks or other financial institutions. Shareholders of the Existing Funds may redeem shares by mail, telephone, the internet or through the Automatic Withdrawal Plan. Shareholders of the Acquiring Funds may redeem shares by mail, telephone or the internet or through the Automatic Redemption feature. Shareholders of the Existing Funds may exchange into other Existing Funds by telephone or the internet, while shareholders of the Acquiring Funds may exchange into certain other funds in the Managers Funds Family of Funds by mail, telephone, the internet or through an investment advisor, bank or investment professional.

II. THE REORGANIZATIONS

Description of the Reorganizations

On July 7, 2004, the Existing Funds’ Board unanimously voted to approve the Reorganizations, subject to approval by shareholders of the respective Existing Funds. In the Reorganizations, each Existing Fund will transfer its assets to its corresponding Acquiring Fund, which will assume the accrued and unpaid liabilities of the Existing Fund set forth in the statement of assets and liabilities of the Existing Fund as of the closing date of the Reorganization. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the Existing Fund, which shares will be distributed to shareholders in liquidation of the Existing Fund. Any shares you own of an Existing Fund at the time of the Reorganizations will be cancelled and you will receive shares in the same or a comparable class of the corresponding Acquiring Fund having a value equal to the value of your shares of the Existing Fund. The Reorganizations are expected to be tax-free transactions for U.S. federal income tax purposes. If approved by shareholders, the Reorganizations are expected to occur as soon as practicable following the shareholder meeting, provided all of the other closing conditions have been satisfied.

Reasons for the Reorganizations

The Reorganizations are taking place as a result of FIA’s decision to sell its investment advisory business. Management of FIA reviewed the product offerings of the Existing Funds and the asset size of the Funds to determine whether the Funds remained economically viable and whether shareholders of the Existing Funds would be better served if the Funds were reorganized into another fund family with a greater long-term commitment to the mutual fund business and potentially better distribution capabilities throughout its affiliated organizations. Managers and the Acquiring Funds emerged from this search as an ideal selection. Managers is currently the investment adviser to a family of 27 mutual funds, all of which are managed through subadvisors as “manager-of-managers” funds, similar to the Existing Funds. Managers’ philosophy of selecting the “best of breed” subadvisors for its Funds is entirely consistent with the way FMF and FIA have sought to operate the Existing Funds. In addition, Managers is committed to providing investors with access to a complete array of investment products and state-of-the-art shareholder services. Consistent with this commitment and as part of its offer to provide the same high quality products and services to shareholders of the Existing Funds, Managers (which is based in Norwalk, Connecticut) will open an office in San Francisco and will retain many key employees of FIA that are currently responsible for providing a variety of investment management and shareholders services to the Existing Funds. As a result, if the Reorganizations are approved by shareholders, you and other shareholders of the Existing Funds, as shareholders of the Acquiring Funds, will continue to be served by many members of your existing FIA team. FIA’s investment advisory business will not be acquired by Managers until shareholders have approved the transaction and the other conditions to closing of the acquisition have been satisfied or waived.

Under the terms of the Purchase Agreement, Managers and FIA have agreed to use commercially reasonable efforts to comply with the conditions of Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company, or any of its affiliated persons, to receive any amount or benefit in connection with an assignment of the investment advisory contract between the advisor and the investment company (which will occur upon consummation of the Reorganization), provided that two conditions are met. First, for a period of three years after the assignment of the advisory agreement, at least 75% of the board members of the Existing Funds and Acquiring Funds cannot be “interested persons” (as defined in the 1940 Act) of Managers or FIA. The Board of Directors of the Existing Funds is currently in compliance with this provision of Section 15(f), as is the Board of Trustees of the Acquiring Funds. Second, an “unfair burden” must not be imposed upon the Existing Funds as a result of this assignment or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the effective time of the assignment whereby Managers, FIA, or any interested person of Managers or FIA, receives or is entitled to receive any compensation, directly or indirectly, from the Existing Funds, the Acquiring Funds or their respective shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Existing Funds (other than bona fide ordinary compensation as principal underwriter for the Existing Funds).

Terms of the Reorganizations

At the effective time of the Reorganizations, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Existing Fund shown in the table below in exchange for shares of the corresponding class of the Acquiring Fund.

EXISTING FUNDS	ACQUIRING FUNDS
Fremont Large Cap Growth Fund	Managers Capital Appreciation Fund
Fremont Large Cap Value Fund	Managers Value Fund

The terms and conditions under which the Reorganization for each Existing Fund will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus. The Plan contemplates (i) each Acquiring Fund’s acquiring all of the assets of the corresponding Existing Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of those accrued and unpaid liabilities of the Existing Fund set forth in the statement of assets and liabilities of the Existing Fund as of the closing date for the Reorganization (the “Stated Liabilities”), and (ii) the distribution of those shares to the shareholders of the Existing Fund as soon as reasonably practicable after the closing. Each Existing Fund will distribute pro rata to its shareholders of record the shares of the corresponding Acquiring Fund it receives in the Reorganization, so that each shareholder of an Existing Fund will receive a number of full and fractional shares of the corresponding Acquiring Fund equal in value to the number of full and fractional shares of the Existing Fund held by such shareholder as of the closing date. Each Existing Fund will be dissolved soon thereafter.

Accordingly, immediately after the Reorganization, each former shareholder of an Existing Fund will own shares of the corresponding Acquiring Fund that will be equal in value to the shares of the Existing Fund held by that shareholder immediately prior to the Reorganization. The Plan provides the time for and method of determining the net value of each Existing Fund’s assets and the net asset value of a share of each Acquiring Fund. The valuation will be done immediately after the close of business, as described in the Agreement and Plan of Reorganization, on the closing date of the Reorganizations. The value of the assets of Fremont Large Cap Growth Fund and Fremont Large Cap Value Fund and the value of the assets of the corresponding Acquiring Funds will be the value of such assets computed as of immediately after the close of regular trading of the New York Stock Exchange and after the declaration of any dividends on the closing date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and the Acquiring Fund’s then-current prospectus and statement of additional information, together with any other valuation procedures established by the Trustees of the Acquiring Fund. Any special options (for example, automatic investment plans on current Existing Fund shareholder accounts) will automatically transfer to the new accounts.

The Plan provides that FIA and Managers will bear all costs and expenses of each Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus, as agreed between them. The closing date is expected to occur on or about January 18, 2005, or sooner, provided all of the other closing conditions have been satisfied. The implementation of each Reorganization is subject to a number of conditions set forth in the Plan, including the approval of the Reorganization by shareholders of each Existing Fund, as well as the approval by shareholders of reorganizations of ten other series of FMF into new series of the Managers Funds family of funds. Another important condition to closing is that the Existing Funds receive a tax opinion to the effect that the Reorganizations will each qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganizations will not be taxable for such purposes to the Existing Funds, the Acquiring Funds or the Existing Funds’ shareholders. The Plan may be terminated and the Reorganizations abandoned at any time prior to the closing date by mutual agreement of the parties or by either party if the closing shall not have occurred on or before April 15, 2005, unless such date is extended by mutual agreement of the parties. The parties might decide to terminate the Plans and abandon the Reorganizations if the closing under the purchase agreement between Managers and FIA does not occur, which may happen as a result of failure to satisfy conditions to closing contained in the purchase agreement.

Board Consideration of the Reorganizations

The Existing Funds’ Board of Directors considered the proposed Reorganizations of the Existing Funds into the Acquiring Funds at meetings on November 4 and December 15, 2003 and January 14, February 25, April 30, May 16 and May 25, 2004, as well as on other occasions. Managers provided materials on the proposed Reorganizations to the Board of Directors. Those materials included information on the investment objectives and the strategies of the Acquiring Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Existing Fund shareholders from the proposed Reorganizations. At a special meeting on July 7, 2004, the Existing Funds’ Board of Directors considered and unanimously approved the proposed Reorganizations of the Existing Funds into the Acquiring Funds after concluding that participation in the proposed Reorganizations is in the best interests of each Existing Fund and its shareholders. The Board further determined that the interests of existing shareholders of each Existing Fund would not be diluted upon the Reorganizations, because the number of Acquiring Fund shares to be issued to Existing Fund shareholders will be calculated based on the respective net asset values of the Funds.

In determining whether to recommend approval of the Reorganizations to shareholders of the Existing Funds, the Board of Directors (including the Independent Directors) made inquiries into a number of matters and considered the following factors, among others:

Services

(a)	The nature, extent, and quality of the services provided by FIA and to be provided by Managers;

(b)	The service features and investment options available to shareholders of the Existing Funds and the Acquiring Funds;

(c)	The decision by Managers to employ certain key investment management professionals who previously managed the Existing Funds;

Investment Performance and Compatibility

(d)	The investment performance of each Existing Fund and each corresponding Acquiring Fund, if operational, and the investment performance of FIA and Managers generally;

(e)	The compatibility of the investment objectives, policies and restrictions of the Existing Funds and the corresponding Acquiring Funds, many of which will be new series organized to substantially match the Existing Funds’ objectives, policies and restrictions;

(f)	The past changes in asset levels of the Existing Funds, and the potential benefits to Existing Funds’ shareholders from the Existing Funds’ access to the potentially larger distribution network and capability of the Acquiring Funds;

Expenses

(g)	The costs of the services to be provided by Managers and its affiliates from their relationship with each Existing Fund;

(h)	The extent to which economies of scale may be realized as each Existing Fund grows;

(i)	Whether fee levels may reflect any economies of scale for the benefit of an Existing Fund’s investors;

(j)	The anticipated effect of the Reorganizations on per-share expenses, both before and after waivers, of the Existing Funds;

(k)	The expense ratios and available information regarding the fees and expenses of the Acquiring Funds;

(l)	The fact that the Existing Funds’ shareholders would not bear the expense of the Reorganizations;

(m)	The fact that Managers and FIA had undertaken to use commercially reasonable efforts to comply with the conditions of Section 15(f) of the 1940 Act;

Benefits to FIA and Managers

(n)	Any benefits derived by FIA or to be derived by Managers from its relationship with each Existing Fund, including the consideration to be paid by Managers to FIA;

(o)	The fact that the Reorganizations would allow FIA’s parent company to discontinue FIA’s mutual fund and investment advisory business;

No Dilution and Tax-Free Transaction

(p)	The terms and conditions of the Reorganizations and that no dilution of shareholder interests is expected;

(q)	The favorable U.S. federal tax consequences of the Reorganizations;

(r)	The absence of unfavorable other indirect tax consequences of the Reorganizations;

Managers’ Reputation and Possible Alternatives

(s)	The reputation, financial strength and resources of Managers and its affiliates, and its expressed plans for the Existing Funds after the proposed Reorganizations;

(t)	FIA’s publicly announced desire to leave the mutual fund and investment advisory business through the sale of that business, and the realistic alternatives of either a sale of that advisory business or the liquidation of the Existing Funds in the absence of a sale to Managers;

(u)	The future prospects of the Existing Funds if the proposed Reorganizations were not effected, which are limited because of the need to negotiate a new transaction with another party, and the effects on the Existing Funds of the resulting delay;

(v)	FIA’s then pending regulatory investigations and the uncertainties typically associated with these types of investigations; and

Business Consultants

(w)	Advice from certain business consultants experienced in sales of mutual fund operations.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to you as an Existing Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address all of the federal income tax considerations that may be relevant to you nor does it address any state, local or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Existing Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Existing Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Existing Fund shares as a capital asset at the time of the Reorganizations; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganizations are not expected to result in the recognition of income, gain or loss for United States federal income tax purposes. As a condition to the Reorganizations, TMF and FMF will receive a legal opinion from Goodwin Procter LLP, to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

•	the transfer by the Existing Fund of all of its assets to the corresponding Acquiring Fund, in exchange solely for shares of the Acquiring Fund, the assumption by such Acquiring Fund of the Stated Liabilities of the Existing Fund, and the distribution of the shares of the Acquiring Fund to the shareholders of the Existing Fund in complete liquidation of the Existing Fund will constitute a reorganization within the meaning of Section 368(a) of the Code;

•	the Existing Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	the Existing Fund will recognize no gain or loss on (i) the transfer of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Existing Fund’s Stated Liabilities or (ii) the subsequent distribution of those shares to the Existing Fund’s shareholders in exchange for their Existing Fund shares;

•	the Acquiring Fund will recognize no gain or loss on its receipt of the corresponding Existing Fund’s assets in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Existing Fund’s Stated Liabilities;

•	the Acquiring Fund’s basis in the corresponding Existing Fund’s assets will, in each instance, be the same as the corresponding Existing Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for the corresponding Existing Fund’s assets will, in each instance, include the Existing Fund’s holding period therefor;

•	a shareholder of the Existing Fund will recognize no gain or loss on the exchange of all the Existing Fund shares held by such shareholder solely for shares of the corresponding Acquiring Fund pursuant to the Reorganization; and

•	an Existing Fund shareholder’s aggregate basis in the shares of the Acquiring Fund received by such shareholder in the Reorganization will be the same as the Existing Fund shareholder’s aggregate basis in the Existing Fund shares surrendered in exchange for those shares of the Acquiring Fund, and the Existing Fund shareholder’s holding period for those shares of the Acquiring Fund will include, in each instance, the shareholder’s holding period for those Existing Fund shares, provided the shareholder holds them as capital assets on the closing date of the Reorganization.

The receipt of such an opinion is a condition to the consummation of the Reorganizations. TMF has not obtained an Internal Revenue Service (“IRS”) private letter ruling regarding the federal income tax consequences of the Reorganizations, and the IRS is not bound by advice of counsel. If the transfer of the assets of an Existing Fund in exchange for its corresponding Acquiring Fund’s shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Existing Fund do not constitute a tax-free reorganization, Existing Fund shareholders generally will recognize gain or loss equal to the difference between the value of the Acquiring Fund shares the shareholder acquires and the tax basis of the shareholder’s Existing Fund shares.

Shareholders of the Existing Funds should consult their tax advisors regarding the effect, if any, of the proposed Reorganizations in light of their individual circumstances. Since the foregoing discussion relates only to certain federal income tax consequences of the Reorganizations, each shareholder of an Existing Fund should also consult such shareholder’s tax advisors as to the federal, state and local tax consequences, if any, of the Reorganizations based upon the shareholder’s particular circumstances.

An Acquiring Fund’s ability to use any capital loss carryforwards and, potentially, any unrealized capital losses, once realized in the hands of the Acquiring Fund, of the corresponding Existing Fund may be subject to an annual limitation, such that losses in excess of the limitation may not be used in the taxable year and could have to be carried forward. The limitation generally equals the product of the net asset value of the Existing Fund immediately prior to the Reorganizations and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at such time. The long-term tax-exempt rate that would apply if the Reorganization occurred as of the date of this Proxy Statement/Prospectus is 4.72%. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganizations. While the ability of an Acquiring Fund to absorb the corresponding Existing Fund’s losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganizations, it is expected that substantially all of an Existing Fund’s losses will become permanently unavailable where the limitation applies.

In general, the limitation will only apply to an Existing Fund where the net asset value of the corresponding Acquiring Fund’s assets exceeds the net asset value of the Existing Fund’s assets immediately before the Reorganizations. Accordingly, it is expected that the limitation will apply to any losses of the Fremont Large Cap Growth Fund and the Fremont Large Cap Value Fund. In addition, subject to the limitations described below, an Existing Fund’s losses that remain available to the corresponding Acquiring Fund will inure to the benefit to both the Existing Fund and Acquiring Fund shareholders following the Reorganizations. Therefore, an Existing Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganizations did not occur.

If an Acquiring Fund has a net unrealized built-in gain in its assets as of the date of the Reorganization, the Acquiring Fund’s ability to use the corresponding Existing Fund’s capital loss carry forwards against gains of the Acquiring Fund may be limited for five years following the Reorganization unless the Acquiring Fund establishes that the gain is not attributable to a built-in gain of the Acquiring Fund as of the Reorganization or the Acquiring Fund did not hold the asset generating the gain on the date of the Reorganization.

Fees and Expenses of the Reorganizations

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganizations, will be paid by Managers and FIA.

III. SUMMARY OF DIFFERENCES BETWEEN THE EXISTING AND ACQUIRING FUNDS

The following summary highlights certain differences between each Existing Fund and its corresponding Acquiring Fund. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganizations. For more complete information, please read this entire document and the enclosed Acquiring Fund prospectus(es).

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisor—Acquiring Funds

Managers is the investment advisor to each Acquiring Fund. Managers has overall supervisory responsibility for the investment program of each Acquiring Fund. Managers selects and recommends, subject to the approval of the Board of Trustees of TMF, one or more subadvisors to manage each Acquiring Fund’s investment portfolio. It allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Acquiring Funds. The SEC has given TMF an exemptive order permitting Managers to change subadvisors without prior shareholder approval, but subject to shareholder notification within 90 days of any such changes. The SEC has also given the Existing Funds an exemptive order that permits FIA, without shareholder approval but subject to certain conditions, to employ new subadvisors or terminate subadvisors for the Existing Funds and modify the terms of particular subadvisory agreements, subject to the approval of the Board of Directors. Managers also furnishes certain administrative, compliance and accounting services for TMF and each Acquiring Fund.

Subadvisors—Acquiring Funds

Armstrong Shaw Associates Inc. (“Armstrong Shaw”) and Osprey Partners Investment Management, LLC (“Osprey Partners”) each manage a portion of Managers Value Fund. Essex Investment Management Company, LLC (“Essex”) and Bramwell Capital Management, Inc. (“Bramwell”) each manage a portion of Managers Capital Appreciation Fund (each of Armstrong Shaw, Osprey Partners, Essex and Bramwell a “Successor Subadvisor” and together, the “Successor Subadvisors”).

Armstrong Shaw has managed a portion of Managers Value Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2003, Armstrong Shaw had assets under management of approximately $474.7 million. Jeffrey Shaw is the lead portfolio manager for the portion of Managers Value Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of Managers Value Fund since September 2001. Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2003, Osprey Partners had assets under management of approximately $3.1 billion. John W. Liang is the lead portfolio manager for the portion of Managers Value Fund managed by Osprey Partners. He is a Managing Partner and the Chief Investment Officer and has been employed as a portfolio manager by the firm since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management.

Managers Value Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.75% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

Essex has managed a portion of Managers Capital Appreciation Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2003, Essex had assets under management of approximately $5.9 billion. Stephen D. Cutler and Malcolm MacColl are the portfolio managers for the portion of Managers Capital Appreciation Fund managed by Essex. Mr. Cutler is the President of, and a portfolio manager for, Essex, positions he has held since 1989. Mr. MacColl is Co-Chief Executive Officer of Essex and has been a portfolio manager for Essex since 1994.

Bramwell has managed a portion of Managers Capital Appreciation Fund since June 2003. Bramwell, located at 745 Fifth Avenue, New York, New York, was founded in 1994. As of December 31, 2003, Bramwell had assets under management of approximately $907 million. Elizabeth Bramwell is the portfolio manager for the portion of Managers Capital Appreciation Fund managed by Essex. She has been the President of, and a portfolio manager for, Bramwell, since 1994.

Managers Capital Appreciation Fund is obligated by its investment management contract to pay an annual management fee to Managers of 0.80% of the average daily net assets of the Fund. Managers, in turn, pays a portion of this fee to Essex and Bramwell.

Investment Management Agreement—Existing Funds. FIA, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Existing Funds, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Existing Funds. FIA is responsible to pay transfer agency fees when such entities are engaged in connection with share holdings in the Existing Funds acquired by certain retirement plans. Each Existing Fund will pay all of its own expenses not assumed by FIA, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Existing Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Existing Funds.

Each Existing Fund will bear all expenses relating to interest, brokerage commissions, other transaction charges relative to investing activities of the Existing Fund, and extraordinary expenses (including for example, litigation expenses, if any). The allocation of general Existing Funds expenses among the Existing Funds is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each Existing Fund or the nature of the services performed and relative applicability to each Existing Fund.

To the extent management fees are waived and/or other expenses are reimbursed by FIA, an Existing Fund may reimburse FIA for any reductions in the Existing Fund’s expenses during the three years following that reduction if such reimbursement is requested by FIA, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interest of the Existing Fund.

The Investment Advisory Agreements (the “Existing Advisory Agreements”) with respect to each Existing Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of an Existing Fund, and (ii) the vote of a majority of directors who are not parties to the respective Existing Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Existing Advisory Agreement provides that either party thereto has the right with respect to the respective Existing Fund to terminate it without penalty upon sixty (60) days written notice to the other party, and that the Existing Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Existing Advisory Agreement, FIA is paid a fee by the Existing Fund at an annual rate of the average daily net assets of each Existing Fund as described below.

Fund	Annual Investment Management Fee
Fremont Large Cap Growth Fund	0.95%
Fremont Large Cap Value Fund	0.75%

The Existing Funds’ Board of Directors has approved an Operating Expense Agreement which contractually obligates FIA to limit the expenses of the Existing Funds (as a percentage of average net assets) for an indefinite period as follows: Large Cap Value Fund 1.20%; and Large Cap Growth Fund 1.40%.

The Administration Agreements with respect to the Existing Funds also provide for the payment of an administrative fee to FIA at an annual rate of 0.15% of average net assets.

Investment Management Agreement—Acquiring Funds. The terms of the investment management agreement between Managers and the Acquiring Funds (the “Successor Management Agreement”) provide for Managers to have overall supervisory responsibility for each Acquiring Fund’s general investments and management of its assets in accordance with the Acquiring Fund’s investment objectives, policies and restrictions subject to such direction as it may receive from TMF’s Board of Trustees from time to time. Managers is responsible for (a) selecting and recommending to the Trustees of TMF one or more subadvisors for each Acquiring Fund and for monitoring and evaluating the performance of each subadvisor on an ongoing basis and (b) exercising investment discretion and making all determinations with respect to any portion of an Acquiring Fund’s assets not assigned to a subadvisor, including determinations regarding the purchase and sale of portfolio securities.

The Successor Management Agreement has an initial two-year term and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of each Acquiring Fund (as defined in the 1940 Act) or (b) by the vote of a majority of TMF’s Board of Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. The Successor Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time, without the payment of any penalty, (i) by the vote of a majority of TMF’s Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of TMF, or (iii) with respect to an Acquiring Fund, by vote of a majority of the outstanding shares of the Acquiring Fund, in each case upon sixty (60) days written notice to Managers. The Successor Management Agreement may be terminated by Managers upon sixty (60) days written notice to TMF. The Successor Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, Managers is not subject to liability to an Acquiring Fund or any Acquiring Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect Managers from liability in violation of the 1940 Act.

Under the Successor Management Agreement, for both the services provided to, and the expenses assumed for each Acquiring Fund, Managers is paid a fee by the Acquiring Fund. This fee is computed daily and paid monthly, at an annual rate of a certain percentage of the average daily net assets of each Existing Fund. The annual investment advisory fee rate of each Acquiring Fund is described below.

Fund	Annual Investment Management Fee
Managers Capital Appreciation Fund	0.80%
Managers Value Fund	0.75%

Managers also serves as the administrator to the Acquiring Funds and receives compensation from TMF pursuant to an Administration and Shareholder Services Agreement. Under that agreement, Managers supervises the overall administration of and certain shareholder services for each Acquiring Fund. The administrative services include supervising the preparation and filing of all documents required for compliance by each Acquiring Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. The shareholder services include processing and/or coordinating Acquiring Fund share purchases and redemption, responding to inquiries from shareholders and providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners. For providing these services, Managers receives a fee from each Acquiring Fund of 0.25% per annum of its average daily net assets.

Subadvisory Agreements—Existing Funds. The Existing Advisory Agreements authorize FIA, at its option and at its sole expense, to appoint a Subadvisor, which may assume all or a portion of the responsibilities and obligations of FIA pursuant to the Existing Advisory Agreement as shall be delegated to the Subadvisor. Any appointment of a Subadvisor and assumption of responsibilities and obligations of FIA by such Subadvisor is subject to approval by the Board of Directors and, as required by law, the shareholders of the affected Existing Fund. FIA has entered into Subadvisory agreements (the “Existing Subadvisory Agreements”) with Northstar Capital Management, Inc. to serve as subadvisor to Fremont Large Cap Growth Fund and with Alliance Capital Management, L.P. to serve as subadvisor to Fremont Large Cap Value Fund.

The Existing Subadvisory Agreements provide that the Existing Subadvisors agree to manage the investment of the applicable Existing Fund’s assets, subject to the applicable provisions of FMF’s Articles of Incorporation, Bylaws and current registration statement (including, but not limited to, the investment objective, policies, and restrictions delineated in the Existing Funds’ current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

For their services under the Existing Subadvisory Agreements, FIA (not the Funds) has agreed to pay the Existing Subadvisors an annual fee equal to the percentages set forth below of the value of the applicable Existing Fund’s average net assets allocated to the Subadvisor, payable monthly, as follows:

Fund	Annual Investment Subadvisory Fee
Fremont Large Cap Growth Fund	0.50% on the first $50 million 0.40% on the next $150 million 0.35% on the next $800 million 0.25% on the amount in excess of $1 billion

Fremont Large Cap Value Fund	0.60%

Subadvisory Agreements—Acquiring Funds. Under the Subadvisory agreements between Managers and each Successor Subadvisor (the “Successor Subadvisory Agreements”), each Successor Subadvisor manages all or a portion of an Acquiring Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Acquiring Fund in accordance with the Acquiring Fund’s investment objectives, policies, and investment restrictions. The Successor Subadvisor provides these services subject to the general supervision of Managers and TMF’s Board of Trustees.

Each Successor Subadvisory Agreement has an initial term of two years and then continues in effect, unless terminated as described below, for successive one year periods, so long as its continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act) or (b) by the vote of a majority of TMF’s Board of Trustees, provided that in either event the continuance is also approved by the vote of a majority of TMF’s Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. Each Successor Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Under the terms of each Successor Subadvisory Agreement, the agreement may be terminated: (i) by Managers at any time, without payment of a penalty, upon notice to the Successor Subadvisor and TMF, (ii) with respect to an Acquiring Fund, at any time, without payment of a penalty, by TMF or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Acquiring Fund upon notice to the Successor Subadvisor, or (iii) by the Successor Subadvisor at any time, without payment of a penalty, upon thirty (30) days written notice to Managers and TMF. Each

Successor Subadvisory Agreement provides that the Successor Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by Managers or TMF in connection with the Successor Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Successor Subadvisor’s reckless disregard of its obligations and duties under the Successor Subadvisory Agreement.

Under the Successor Subadvisory Agreements, the Successor Subadvisors receive a Subadvisory fee from Managers (not from the Acquiring Fund), computed daily and paid quarterly, at an aggregate annual rate as follows:

Fund	Annual Investment Subadvisory Fee
Managers Capital Appreciation Fund	0.40%
Managers Value Fund	0.35%

Other Principal Service Providers

The following table lists the principal service providers for the Existing Funds and the Acquiring Funds. The Reorganization is not expected to result in an increase of transfer agency or custodial expenses for shareholders of the Existing Funds.

SERVICE PROVIDERS
SERVICE	EXISTING FUNDS	ACQUIRING FUNDS
Investment Adviser	Fremont Investment Advisors, Inc. 333 Market Street, Suite 2600 San Francisco, California 94105	The Managers Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

Subadvisors (and corresponding Fund)	Fremont Large Cap Growth Fund: Northstar Capital Management, Inc. 4400 PGA Blvd., Suite 600 Palm Beach Gardens, FL 33410	Managers Capital Appreciation Fund: Bramwell Capital Management, Inc. 745 Fifth Avenue New York, New York 10151 Essex Investment Management Company, LLC 125 High Street Boston, Massachusetts 02110

	Fremont Large Cap Value Fund: Alliance Capital Management LP 1345 Avenue of the Americas, 16th Floor New York, NY 10105	Managers Value Fund: Armstrong Shaw Associates Inc. 45 Grove Street New Canaan, Connecticut 06840 Osprey Partners Investment Management, LLC 1040 Broad Street Shrewsbury, New Jersey 07702

Distributor	Quasar Distributors LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854

Administrator	Fremont Investment Advisors, Inc. 333 Market Street, Suite 2600 San Francisco, California 94105	The Managers Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

SERVICE PROVIDERS
SERVICE	EXISTING FUNDS	ACQUIRING FUNDS
Custodian	State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105	State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Fund Accountant	State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105	State Street Bank & Trust Company 801 Pennsylvania Kansas City, Missouri 64105

Transfer Agent and Dividend Disbursing Agent	PFPC, Inc. 4400 Computer Drive Westborough, Massachusetts 01581-5120	PFPC, Inc. 4400 Computer Drive Westborough, Massachusetts 01581-5120

Registered Independent Public Accounting Firm	PricewaterhouseCoopers LLP 333 Market Street San Francisco, California 94105	PricewaterhouseCoopers LLP 125 High Street Boston, Massachusetts 02110

Managers or Managers Distributors, Inc. may make direct or indirect payments to third parties in connection with the sale of Acquiring Fund shares or the servicing of shareholder accounts.

Comparison of Business Structure

Form of Organization

Each Existing Fund is a series of FMF, a Maryland corporation formed on July 13, 1988 pursuant to Amended Articles of Incorporation dated October 5, 1988, as amended. Each Acquiring Fund is a series of TMF, a Massachusetts business trust, which is an unincorporated voluntary association organized under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated November 23, 1987. The Declaration of Trust and Bylaws of TMF are designed to make TMF similar in most respects to a Massachusetts business corporation. The operations of the Existing Funds are governed by FMF’s Articles of Incorporation and Bylaws and by Maryland law. The operations of the Acquiring Funds are governed by TMF’s Declaration of Trust and Bylaws and by Massachusetts law. The Existing Funds and the Acquiring Funds are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations thereunder.

Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any Acquiring Fund or assets of another series, if applicable. Each share of each Acquiring Fund represents an equal proportional interest in an Acquiring Fund with each other share. Upon liquidation of an Acquiring Fund, shareholders are entitled to share pro rata in the net assets of an Acquiring Fund available for distribution to such shareholders. Shares of the Acquiring Funds have no preemptive or conversion rights and are fully paid and nonassessable.

The Articles of Incorporation of FMF authorize the Directors to create an unlimited number of series. Shares of the Existing Funds are also fully paid and nonassessable, have no preference, preemptive or similar rights unless designated by the Directors and are freely transferable. The assets and proceeds received by TMF or FMF from the issue or sale of shares of a series are allocated to that series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a series are required to be segregated on the books and accounts of TMF or FMF. These assets are to be used to pay the expenses of the series as well as a share of the general expenses.

Meetings

Neither the Existing Funds nor the Acquiring Funds hold regular or annual shareholder meetings. The Directors of the Existing Funds may call shareholder meetings as necessary. The Trustees of the Acquiring Funds may also call shareholder meetings as necessary. Special meetings of shareholders of the Existing Funds shall be called upon the written request of holders of at least 10% of the outstanding shares entitled to vote. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any Director of the Existing Funds or any Trustee of the Acquiring Funds shall be called by Directors or Trustees, as applicable, upon written request by shareholders holding at least 10% of the outstanding shares entitled to vote. A majority of the issued and outstanding shares of the Existing Funds entitled to vote and represented in person or by proxy constitutes a quorum at a shareholder meeting. A majority of the outstanding shares of the Acquiring Fund represented in person or by proxy constitutes a quorum at a shareholder meeting.

Shareholder Liability

Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation. Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Declaration of Trust of TMF provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any of the Acquiring Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the New Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to Acquiring Fund shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by TMF. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of TMF. The Trustees of TMF intend to conduct the operations of TMF in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Acquiring Funds.

Liability of Directors and Trustees

FMF’s Articles of Incorporation provide that FMF shall indemnify its Directors and officers to the full extent permitted by Maryland law and the 1940 Act.

The Declaration of Trust of TMF provides that the name of TMF refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent of TMF is liable to any third persons in connection with the affairs of TMF, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of TMF for any satisfaction of claims arising in connection with the affairs of TMF. With the exceptions stated, TMF’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of TMF.

Rights of Inspection

Maryland law permits any shareholder of the Existing Funds or any agent of such shareholder to inspect and copy, during usual business hours, the Bylaws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of an Existing Fund on file at its principal offices. Massachusetts business trust law does not have such provisions. However, TMF’s Declaration of Trust provides that the records of the Acquiring Funds shall be open to inspection by shareholders to the same extent as is permitted to stockholders of a corporation under the Massachusetts business corporation statute.

Voting Requirements

Under Maryland law and FMF’s Articles of Incorporation and Bylaws, shareholder voting power is generally limited to electing directors, approving investment management or sub-investment management agreements ratifying the selection of independent public accountants, approving plans of distribution adopted pursuant to Rule 12b-1, approving amendments to FMF’s Articles of Incorporation and authorizing certain extraordinary corporate action, such as a merger or liquidation. Shareholders are entitled to one vote for each full share of capital stock and a fractional voted for each fractional share of capital stock. FMF’s Articles of Incorporation provide that capital stock of FMF that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by law or if FMF’s Board of Directors has determined that only one or more series or classes are affected by the matter under consideration, in which case only the affected series or classes vote. Maryland law provides that a corporation’s charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under FMF’s Articles of Incorporation and Bylaws, most corporate action to be taken by a shareholder vote may be authorized by a majority of votes cast on the matter (although a plurality may elect a Director), subject to applicable laws, regulations, or rules or orders of the SEC. The merger or liquidation of a series or class must be approved by a majority of the outstanding shares of that series or class.

The shareholders of the Acquiring Funds are entitled to one vote for each whole share held (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Acquiring Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of TMF. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees.

Liquidation or Dissolution

In the event of the liquidation or dissolution of a series of TMF, the Trustees shall distribute the assets of the respective series to the shareholders, according to their respective rights, after accounting for fund liabilities of that series. In the event of the liquidation of FMF or a series of FMF, shareholders of a series shall be entitled to receive their respective portion of the assets belonging to such series.

Derivative Actions

Under Massachusetts law and the Declaration of Trust, a shareholder of an Acquiring Fund may bring a derivative action on behalf of the Trust only if the following conditions are met. In general, the shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction. A Trustee shall not be disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of other funds that are affiliated with the Trust. Unless a demand upon the Trustees is not required, shareholders who hold at least 10% of the outstanding shares of the Trust must generally join in the demand upon the Trustees.

Under Maryland law, shareholders of an Existing Fund may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the Directors improperly refuse to bring a derivative suit or if the demand upon the Directors is excused, then a plaintiff generally must then make the demand upon the corporation’s other shareholders before commencing suit.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of TMF, Articles of Incorporation of FMF, their respective Bylaws and Massachusetts and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Articles of Incorporation, Bylaws and Massachusetts and Maryland law directly for more complete information.

Comparative Information on Fundamental Investment Restrictions

The Existing Funds and the Acquiring Funds are each subject to certain fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act). However, investment restrictions that are not fundamental may be changed by a Fund’s Directors/Trustees without shareholder approval. The table in Appendix B compares the fundamental investment restrictions of the Existing Funds and the Acquiring Funds. Differences in fundamental investment restrictions between an Existing Fund and its corresponding Acquiring Fund are not expected to result in any material difference between the manner in which the Acquiring Fund is managed as compared to the Existing Fund.

Comparison of Performance

The following table shows the average annual total returns of the Existing Funds and Acquiring Funds for 1, 3, 5 and 10 years, as applicable. For more information regarding the total returns of each of the Funds, see the “Financial Highlights” in the Acquiring Funds’ prospectuses accompanying this Proxy Statement/Prospectus or your Existing Fund’s prospectus. Of course, past performance does not predict future results. All returns reflect the effect of any fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower. Total returns presented do not include the impact of sales charges.

AVERAGE ANNUAL TOTAL RETURN As of June 30, 2004	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fremont Large Cap Value Fund	20.73%	-3.38%	N/A	N/A
Managers Value Fund	20.68%	-0.41%	1.51%	10.65%
Managers Capital Appreciation Fund	12.79%	-6.84%	-5.75%	10.18%
Fremont Large Cap Growth Fund	20.48%	N/A	N/A	N/A

Existing and Pro Forma Capitalizations

The following table sets forth as of the date specified in the chart below, (i) the current capitalization of the Existing Funds, (ii) the current capitalization of the Acquiring Funds, and (iii) the pro forma capitalization of the Acquiring Funds, adjusted to give effect to the proposed Acquisition of the assets of the Existing Funds at net asset value.

As of June 30, 2004	TOTAL NET ASSETS	SHARES OUTSTANDING	NET ASSET VALUE PER SHARE
Fremont Large Cap Growth Fund	$25,427,000	2,797,000	$9.09
Managers Capital Appreciation Fund	$103,133,859	4,138,948	$24.92

Pro Forma	$128,560,859	5,159,379	$24.92

As of June 30, 2004	TOTAL NET ASSETS	SHARES OUTSTANDING	NET ASSET VALUE PER SHARE
Fremont Large Cap Value Fund	$10,663,000	1,300,000	$8.20
Managers Value Fund	$109,415,990	4,059,461	$26.95

Pro Forma	$120,078,990	4,455,071	$26.95

IV. INFORMATION ON VOTING

Proxy Solicitation

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Boards of Directors of the Fremont Funds to solicit your vote for the Reorganization at a meeting of shareholders of the Existing Funds, which we refer to as the “Meeting.” The Meeting is scheduled to begin on January 11, 2005 at 10:00 a.m. (Pacific Time).

In addition to the solicitation of proxies by mail or expedited delivery service, the Fremont Funds’ Directors, and employees and agents of FIA and Fremont Funds and their affiliates may solicit proxies by telephone. The Funds have engaged the proxy solicitation firm of InvestorConnect, which will receive a fee for its solicitation services estimated at $1,670 which also includes reimbursement of out-of-pocket expenses. Such fees and expenses will be paid by FIA and Managers. The Existing Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

Revocability of Proxies

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the appropriate Existing Fund. You may also give written notice of revocation in person at the Meeting (however, your presence at the Meeting alone is not sufficient to revoke your proxy). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Voting Procedures

You may vote in one of three ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States)

•	vote on the Internet at the Internet address printed on your proxy ballot (follow the instructions provided)

•	call the toll-free number printed on your proxy ballot

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card.

Only shareholders of record on November 5, 2004 are entitled to receive notice of and to vote at the Meeting. Each share held as of the close of business on November 5, 2004 is entitled to one vote. For each Existing Fund, the presence in person or by proxy of shareholders entitled to cast more than 50% of the votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each proposal will require the affirmative vote of more than 50% of the Existing Fund’s outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is more for more than 60 days from the date set for the original Meeting (in which case the Boards of Directors will set a new record date), the Fremont Funds will give notice of the adjourned Meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum. Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions do not constitute a vote “for” and effectively result in a vote “against” the proposal. Broker non-votes do not represent a vote “for” and effectively result in a vote “against” the proposal.

The Boards know of no matters other than those described in this Proxy Statement/Prospectus that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Boards’ intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

Outstanding Shares

As of September 30, 2004, each Existing Fund and its corresponding Acquiring Fund had the following numbers of shares outstanding:

EXISTING FUNDS	NUMBER OF SHARES OUTSTANDING	ACQUIRING FUNDS	NUMBER OF SHARES OUTSTANDING
Fremont Large Cap Growth Fund	2,783,768	Managers Capital Appreciation Fund	3,971,767
Fremont Large Cap Value Fund	1,212,990	Managers Value Fund	3,930,384

Interest of Certain Persons in the Transactions

To the knowledge of the Existing Funds and the Acquiring Funds, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any class of any Existing Fund or Acquiring Fund:

As of November 5, 2004

Fund	Name and Address	Type of Ownership	% of Fund	% of Fund on Closing
Fremont Large Cap Growth Fund	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104-4122	Broker/Dealer Omnibus Account	69.0%	37.2%
Fremont Large Cap Growth Fund	National Investor Services FBO 097-50000-19 55 Water Street, 32nd Floor New York, NY 10041-3299	Broker/Dealer Omnibus Account	5.4%	2.9%
Fremont Large Cap Value Fund	Fremont Group LLC PPP Special PPP Account Attn: Fremont Controller 199 Fremont Street San Francisco, CA 94105-2261	Corporate Account	5.0%	1.4%

To the knowledge of the Existing Funds and the Acquiring Funds, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any Existing Fund or Acquiring Fund:

As of November 5, 2004

Fund	Name & Address	Type of Ownership	% of Fund	% of Fund on Closing
Fremont Large Cap Growth Fund	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104-4122	Broker/Dealer Omnibus Account	69.0%	37.2%

As of November 5, 2004, the officers and Directors of FMF as a group owned less than 1% of each Existing Fund and each Acquiring Fund.

As of November 5, 2004, the officers and Trustees of TMF as a group owned less than 1% of each Existing Fund and each Acquiring Fund.

Annual Meetings and Shareholder Meetings

The Existing Funds normally will not hold meetings of shareholders except as required under the 1940 Act. The Acquiring Funds do not presently hold annual meetings of shareholders for the election of Trustees or other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to the Existing Funds or the Acquiring Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because regular shareholder meetings are not held, no anticipated date of the next meeting can be provided.

AVAILABLE INFORMATION

The Existing Funds and the Acquiring Funds are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 14th day of July, 2004, by and between FREMONT MUTUAL FUNDS, INC., a Maryland corporation (the “Predecessor Corporation”), on behalf of its series listed on Schedule A attached hereto under the column “Predecessor Fund” (collectively, the “Predecessor Funds” and each individually, a “Predecessor Fund”), and THE MANAGERS FUNDS, a Massachusetts business trust (the “Successor Trust”), on behalf of its series listed on Schedule A attached hereto under the column “Corresponding Successor Fund” (collectively, the “Successor Funds” and each individually, a “Successor Fund”).

Except as otherwise specifically noted, all references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Corporation or the Successor Trust, respectively, on behalf of the respective portfolio series. Reference to a “corresponding” Fund shall mean, with respect to any Fund, the fund listed opposite of such Fund on Schedule A attached hereto under the column “Predecessor Fund” or “Corresponding Successor Fund,” as applicable.

This Agreement is intended to be and is adopted as a plan of reorganization for each Predecessor Fund within the meaning of the Treasury Regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). Each reorganization (a “Reorganization”) will consist of the transfer by a Predecessor Fund of all of its assets to the corresponding Successor Fund identified in Schedule A, in exchange solely for shares of beneficial interest in such Successor Fund (“New Shares”), the assumption by each Successor Fund of the Stated Liabilities (as defined in Section 1.3) of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The terms and conditions contained in this Agreement shall apply separately to each Reorganization and to each Predecessor Fund and each Successor Fund participating therein.

WHEREAS, the Predecessor Corporation and the Successor Trust are each open-end, registered investment companies of the management type; and

WHEREAS, the Board of Directors of the Predecessor Corporation and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Funds and the Successor Funds, respectively, that the assets of each Predecessor Fund be acquired by the corresponding Successor Fund pursuant to this Agreement and that the interests of shareholders of the Predecessor Funds and Successor Funds will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

V. PLAN OF REORGANIZATION

Subject to the requisite approval of the Predecessor Funds’ shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Corporation agrees to transfer all of the assets of each Predecessor Fund, as set forth in Section 1.2, to the corresponding Successor Fund, and the Successor Trust agrees in exchange therefor, on behalf of each Successor Fund, to deliver to the corresponding Predecessor Fund New Shares of such

Successor Fund as described in Article 2, and to assume the Stated Liabilities of the corresponding Predecessor Fund as described in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

The assets of each Predecessor Fund to be acquired by the corresponding Successor Fund shall consist of all assets and property (collectively, “Assets”), including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest or other receivables that are owned by the Predecessor Fund, and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund, on the closing date provided in Section 3.1 (the “Closing Date”).

Each Predecessor Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable prior to the Closing Date. Each Successor Fund shall assume only those accrued and unpaid liabilities of its corresponding Predecessor Fund set forth in the Predecessor Fund’s statement of assets and liabilities as of the Closing Date delivered by the Predecessor Corporation on behalf of the corresponding Predecessor Fund to the Successor Trust on behalf of the Successor Fund pursuant to Section 5.6 hereof (the “Stated Liabilities”). Each Successor Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of its corresponding Predecessor Fund. On or as soon as practicable prior to the Closing Date, each Predecessor Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

Immediately following delivery to the Predecessor Funds of the New Shares, each Predecessor Fund will distribute pro rata to its holders of record, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the New Shares received pursuant to Section 1.1. Such distribution will be accomplished by the transfer of the New Shares then credited to the accounts of each Predecessor Fund on the books of the corresponding Successor Fund to open accounts on the share records of such Successor Fund in the names of such Predecessor Fund’s Current Shareholders and representing the respective pro rata number of New Shares due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Corporation; any share certificates representing interests in the Predecessor Funds will represent a number of New Shares after the Closing Date as determined in accordance with this Section 1.4. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Funds’ transfer agent. As soon as reasonably practicable after the Closing, the Predecessor Corporation shall take all steps necessary to effect a complete liquidation of the Predecessor Funds in accordance with its governing instruments and applicable law, and shall not conduct any business after the Closing Date, except as contemplated herein.

Any reporting responsibility of the Predecessor Funds including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Predecessor Funds.

All books and records of each Predecessor Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder, shall be available to the corresponding Successor Fund from and after the Closing Date and shall be turned over to such Successor Fund as soon as practicable following the Closing Date.

The failure to consummate the transactions contemplated hereby with respect to any particular Reorganization shall not affect the consummation or validity of any other Reorganization, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms “Successor Fund” and “Predecessor Fund” as meaning only those series of the Successor Trust and the Predecessor Corporation, respectively, which are involved in a Reorganization as of the Closing Date.

VI. VALUATION

The value of each Predecessor Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading of the New York Stock Exchange and after the declaration of any dividends on the Closing Date, using the valuation procedures set forth in the Successor Trust’s Declaration of Trust and the corresponding Successor Fund’s then-current prospectus and statement of additional information, together with any other valuation procedures established by the Trustees of the Successor Trust.

The net asset value of a New Share of a Successor Fund shall be the net asset value per share of such Successor Fund computed on the Closing Date, using the valuation procedures set forth in the Successor Trust’s Declaration of Trust and the corresponding Successor Fund’s then-current prospectus and statement of additional information, together with any other valuation procedures established by the Trustees of the Successor Trust.

The number of full and fractional (rounded to the third decimal place) New Shares of a Successor Fund to be issued in exchange for the corresponding Predecessor Fund’s Assets shall be determined by dividing the value of such Predecessor Fund’s Assets, determined using the valuation procedures referred to in Section 2.1 (less the Stated Liabilities of such Predecessor Fund), by the net asset value of a New Share of the corresponding Successor Fund, determined in accordance with Section 2.2.

All computations of value shall be made by or under the direction of the fund accountants of the Successor Funds.

VII. CLOSING AND CLOSING DATE

The Closing Date shall be the date that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7 and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Funds, or at such other time and/or place as the parties may agree.

In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Successor Fund or a Predecessor Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of a Successor Fund or a Predecessor Fund is impracticable, the Closing Date with respect to the Reorganization involving such Successor Fund or Predecessor Fund shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

The Predecessor Corporation shall direct State Street Bank & Trust Company (the “Custodian”), as custodian for the Predecessor Funds, to deliver, at the Closing, a certificate of an authorized officer stating that (i) Assets have been delivered in proper form to the Successor Funds prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Predecessor Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Successor Funds no later than five business days preceding the Closing Date, and shall be transferred and delivered by each Predecessor Fund as of the Closing Date for the account of the corresponding Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver, as of the Closing Date, by book entry, in accordance with the customary practices of the Custodian and the securities depositories (as defined in Rule 17f-4 under the 1940 Act) in which each Predecessor Fund’s Assets are deposited, each Predecessor Fund’s Assets deposited with such depositories. The cash to be transferred by the Predecessor Funds shall be delivered by wire transfer of federal funds on the Closing Date.

The Predecessor Corporation shall cause PFPC, Inc. (the “Transfer Agent”), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of each Predecessor Fund owned by each such shareholder immediately prior to the Closing. Each Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the corresponding Predecessor Fund or provide evidence satisfactory to the Predecessor Corporation that such New Shares have been credited to the accounts of the corresponding Predecessor Fund on the books of the applicable Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

Within thirty (30) days after the Closing Date, each Predecessor Fund shall deliver to the corresponding Successor Fund a statement of the Predecessor Fund’s Assets and Stated Liabilities, together with a list of such Predecessor Fund’s Assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by an appropriate officer of Predecessor Corporation.

VIII. REPRESENTATIONS AND WARRANTIES

The Predecessor Corporation, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Trust, as follows:

(i) The Predecessor Corporation is duly organized, validly existing and in good standing under the laws of the State of Maryland and has full power and authority under its Articles of Incorporation, as amended, on behalf of each Predecessor Fund, to own all of its Assets and to carry on its business as it is now being conducted.

(ii) The Predecessor Corporation is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the Securities Act of 1933, as amended (the “1933 Act”) are in full force and effect.

(iii) The current prospectus and statement of additional information of each Predecessor Fund and each prospectus and statement of additional information of that Predecessor Fund used at all times prior to the date of this Agreement (i) conforms or conformed, as applicable, at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (ii) do or did not, as applicable, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(iv) The Predecessor Corporation is not, and the execution, delivery and performance of this Agreement by the Predecessor Corporation on behalf of each Predecessor Fund will not result, in a material violation of the Predecessor Corporation’s Articles of Incorporation, as amended, or By-Laws, or of any statute, regulation, order, judgment or decree or any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Corporation on behalf of any Predecessor Fund is a party or by which the Predecessor Corporation on behalf of any Predecessor Fund is bound.

(v) On the Closing Date, each Predecessor Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the corresponding Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Trust.

(vi) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Corporation on behalf of any Predecessor Fund is a party or by which it is bound.

(vii) No Predecessor Fund has any material contract or other commitment (other than this Agreement) which will be terminated with liability to such Predecessor Fund prior to or on the Closing Date.

(viii) Except as otherwise disclosed in writing to and accepted by the Successor Trust, no material litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Predecessor Corporation with respect to any Predecessor Fund or any of the Assets of the Predecessor Funds. The Predecessor Corporation knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects its business or its ability to consummate the transactions herein contemplated.

(ix) The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of each of the Predecessor Funds as of October 31, 2003 audited by independent accountants (copies of which have been furnished to the Successor Trust) fairly and accurately reflect the financial condition of each Predecessor Fund as of such date in accordance with generally accepted accounting principles consistently applied, and there are no known liabilities of the Predecessor Funds (contingent or otherwise) as of such date not disclosed therein, except for liabilities incurred in the ordinary course of business since October 31, 2003.

(x) Since October 31, 2003, there has not been any material adverse change in any Predecessor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Predecessor Fund of indebtedness maturing more than six (6) months from the date such indebtedness was incurred, except as may arise under an agreement to repay amounts reimbursed or fees waived in connection with a contractual agreement designed to limit a

Predecessor Fund’s expenses. For the purposes of this subparagraph (j), neither a decline in a Predecessor Fund’s net asset value per share, the discharge of a Predecessor Fund’s liabilities, nor the redemption of a Predecessor Fund’s shares by its shareholders shall, in and of itself, constitute a material adverse change.

(xi) All federal and other tax returns and reports of the Predecessor Funds required by law to have been filed have been timely filed and are correct, and all federal and other taxes due have been timely paid, and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(xii) For each taxable year of its operation (including the taxable year ending on the Closing Date), each Predecessor Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected (in the current or a prior taxable year) to be treated as such, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

(xiii) All issued and outstanding shares of the Predecessor Funds are duly and validly issued and outstanding, fully paid and non-assessable by the Predecessor Corporation on behalf of the Predecessor Funds and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of each Predecessor Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.3. The Predecessor Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Predecessor Funds, nor is there outstanding any security convertible into any of the shares of the Predecessor Funds.

(xiv) The Predecessor Corporation has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund.

(xv) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Directors of the Predecessor Corporation, and, subject to the approval of each Predecessor Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Predecessor Corporation on behalf of each Predecessor Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights, and to general equity principles.

(xvi) No authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Corporation on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Corporation on behalf of each Predecessor Fund, other than as shall be obtained at or prior to the Closing.

(xvii) The information to be furnished by the Predecessor Funds for use in registration statements, proxy materials (including the Registration Statement referred to in Section 5.7) and such other documents as may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

The Successor Trust, on behalf of each Successor Fund, hereby represents and warrants to the Predecessor Corporation, as follows:

(i) The Successor Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust, as in effect at the relevant time (the “Declaration of Trust”), to own, on behalf of each Successor Fund, all of its property and assets. Each Successor Fund is in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority under the Declaration of Trust to carry on its business as it is now being conducted.

(ii) The Successor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect.

(iii) The current prospectus and statement of additional information of each Successor Fund and each prospectus and statement of additional information of that Successor Fund used at all times prior to the date of this Agreement (i) conforms or conformed, as applicable, at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (ii) do or did not, as applicable, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(iv) On the Closing Date, each Successor Fund will have good and marketable title to its assets, free of any liens or other encumbrances, other than as disclosed to the Predecessor Trust.

(v) The Successor Trust is not, and the execution, delivery and performance of this Agreement by the Successor Trust on behalf of each Successor Fund will not, result in a material violation of the Successor Trust’s Declaration of Trust or By-laws or of any statute, regulation, order, judgment or decree or any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust on behalf of any Successor Fund is a party or by which the Successor Trust on behalf of any Successor Fund is bound.

(vi) Neither the Successor Trust nor any Successor Fund has any material contract or other commitment (other than this Agreement) which will be terminated with liability to the Successor Trust or any Successor Fund prior to or on the Closing Date.

(vii) No material litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Successor Trust with respect to any Successor Fund or any of the properties or assets of the Successor Funds. The Successor Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects its business or its ability to consummate the transactions herein contemplated.

(viii) The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets of each of the Successor Funds as of December 31, 2003 audited by independent accountants (copies of which have been furnished to the Predecessor Trust) fairly and accurately reflect the financial condition of each Successor Fund as of such date in accordance with generally accepted accounting principles consistently applied, and there are no known liabilities of the Successor Funds (contingent or otherwise) as of such date not disclosed therein.

(ix) Since December 31, 2003, there has not been any material adverse change in either Successor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by a Successor Fund of indebtedness maturing more than six months from the date such indebtedness was incurred, except as may arise under an agreement to repay amounts reimbursed or fees waived in connection with a contractual agreement designed to limit a Successor Fund’s expenses. For the purposes of this subparagraph (i), neither a decline in a Successor Fund’s net asset value per share, the discharge of a Successor Fund’s liabilities, nor the redemption of a Successor Fund’s shares by its shareholders shall, in and of itself, constitute a material adverse change.

(x) All federal and other tax returns and reports of the Successor Funds required by law to have been filed have been timely filed and are correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been timely paid, and, to the best of the Successor Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(xi) For each taxable year of its operation (including the taxable year that includes the Closing Date), each Successor Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected (in the current or a prior taxable year) to be treated as such (or will so elect), has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.

(xii) All issued and outstanding shares of the Successor Funds are duly and validly issued and outstanding, fully paid and non-assessable by the Successor Trust on behalf of the Successor Funds and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Neither Successor Fund has outstanding any options, warrants or other rights to subscribe for or purchase any New Shares, nor is there outstanding any security convertible into any New Shares of a Successor Fund. The New Shares to be issued and delivered to the Predecessor Funds for the account of the shareholders of the Predecessor Funds, when so issued and delivered, will be duly and validly issued, and will be fully paid and non-assessable by the Successor Trust on behalf of the Successor Funds (recognizing that, under Massachusetts law, shareholders of the Successor Trust could under certain circumstances be held personally liable for its obligations).

(xiii) The New Shares to be issued and delivered to each Predecessor Fund at the Closing for the account of the Current Shareholders pursuant to the terms of this Agreement, will be duly authorized.

(xiv) The Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Successor Fund.

(xv) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of the Successor Trust and this Agreement constitutes a valid and binding obligation of the Successor Trust on behalf of each Successor Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights, and to general equity principles.

(xvi) No authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust on behalf of each Successor Fund, other than as shall be obtained at or prior to the Closing.

(xvii) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Trust on behalf of any Successor Fund is a party or by which it is bound.

(xviii) The information to be furnished by the Successor Funds for use in registration statements, proxy materials (including the Registration Statement referred to in Section 5.7) and such other documents as may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

IX. COVENANTS OF THE SUCCESSOR TRUST AND THE PREDECESSOR TRUST

The Predecessor Corporation will operate the business of the Predecessor Funds, and the Successor Trust will operate the business of the Successor Funds, in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

The Predecessor Corporation will call a meeting of each of the Predecessor Funds’ shareholders to consider and act upon this Agreement and to take all other action necessary to obtain Predecessor Fund shareholder approvals necessary to effect the transactions contemplated herein.

The Predecessor Corporation covenants that the New Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

The Predecessor Corporation will assist the Successor Trust in obtaining such information as the Successor Trust reasonably requests concerning the record and beneficial ownership of the shares of each Predecessor Fund.

Subject to the provisions of this Agreement, the Successor Trust and the Predecessor Corporation will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

The Predecessor Corporation, on behalf of each Predecessor Fund, shall furnish to its corresponding Successor Fund on the first business day following the Closing Date, a final statement of the total amount of each Predecessor Fund’s Assets and liabilities as of the Closing Date, which statement shall be certified by an appropriate officer of the Predecessor Corporation as being determined in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Predecessor Corporation, on behalf of each Predecessor Fund, shall furnish each Predecessor Fund’s corresponding Successor Fund, in such form as reasonably satisfactory to the Successor Trust, on behalf of each Successor Fund, a statement certified by an officer of the Predecessor Corporation of such Predecessor Fund’s federal income tax attributes that will be carried over to the corresponding Successor Fund in the Reorganization.

The Successor Trust shall prepare on behalf of each Successor Fund a Registration Statement on Form N-14 under the 1933 Act relating to the New Shares to be issued in each Reorganization (the “Registration Statement”), which, without limitation, shall include a proxy statement soliciting the Predecessor Fund shareholders approval necessary to consummate each Reorganization.

As soon as is reasonably practicable after the Closing, (a) the Predecessor Corporation, on behalf of each Predecessor Fund: (i) shall prepare and file all federal and other tax returns and reports of each Predecessor Fund required by law to be filed with respect to all periods ending on or before the Closing but not theretofore filed and (ii) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid and due as of the Closing; (b) the Predecessor Corporation will file any final regulatory reports, including but not limited to any Form N-SAR, Form N-CSR and Rule 24f-2 filings with respect to the Predecessor Fund; and (c) the Predecessor Corporation will take all other steps as are necessary and proper to effect the termination or declassification of the Predecessor Fund in accordance with the laws of the State of Maryland and other applicable requirements.

The Predecessor Corporation will provide the Successor Trust with such information regarding the Predecessor Funds as may be necessary to ensure compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in the preparation of the Registration Statement, as reasonably requested by the Successor Trust.

The Successor Trust and the Predecessor Corporation shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

The Predecessor Corporation, on behalf of Predecessor Funds, covenants that the Predecessor Corporation will, from time to time, as and when reasonably requested by the Successor Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Trust, on behalf of the Successor Funds, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Corporation’s, on behalf of the Predecessor Funds, title to and possession of the New Shares to be delivered hereunder, and (b) the Successor Trust’s, on behalf of the Successor Funds, title to and possession of all the Assets of the Predecessor Funds, and otherwise to carry out the intent and purpose of this Agreement.

The Successor Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to operate the Successor Funds after the Closing Date.

Effective as of the Closing Date, Fremont Investment Advisors, Inc. shall have entered into arrangements with the present directors of the Predecessor Corporation who are not “interested persons” of the Predecessor Corporation (within the meaning of the 1940 Act), providing such directors with indemnification or similar protection with respect to acts or omissions taken prior to and including the Closing Date in their capacity as directors of the Predecessor Corporation, in form and amount reasonably satisfactory to the Successor Trust.

X. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR TRUST

Except to the extent waived in writing by the Predecessor Corporation, the obligations of the Predecessor Corporation to consummate the transactions provided for herein with respect to a Predecessor Fund shall be subject to the performance by the Successor Trust on behalf of the corresponding Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

All representations and warranties of the Successor Trust with respect to the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

The Successor Trust, on behalf of the Successor Fund, shall have delivered to the Predecessor Corporation on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Predecessor Corporation, and dated as of the Closing Date, certifying the satisfaction of the condition described in Section 6.1 and as to such other matters as the Predecessor Corporation shall reasonably request.

The Predecessor Corporation shall have received an opinion of Goodwin Procter LLP, counsel to each Successor Fund, in a form reasonably satisfactory to the Predecessor Corporation and its counsel.

XI. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR TRUST

Except to the extent waived in writing by the Successor Trust, the obligations of the Successor Trust to complete the transactions provided for herein with respect to a Successor Fund shall be subject to the performance by the Predecessor Corporation on behalf of the corresponding Predecessor Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

All representations and warranties of the Predecessor Corporation with respect to each Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

The Predecessor Corporation, on behalf of the Predecessor Fund, shall have delivered to the Successor Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Successor Trust, and dated as of the Closing Date, certifying the satisfaction of the condition described in Section 7.1 and as to such other matters as the Successor Trust shall reasonably request.

The Successor Trust shall have received an opinion of Dechert LLP, counsel to each Predecessor Fund, in a form reasonably satisfactory to the Successor Trust and its counsel.

XII. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR TRUST AND THE PREDECESSOR TRUST

The obligations of the Predecessor Corporation, on behalf of a Predecessor Fund, and the Successor Trust, on behalf of the corresponding Successor Fund, to consummate a Reorganization shall be subject, at their election, to the conditions set forth in this Article 8; provided, that the Successor Trust shall not be required to consummate any of the Reorganizations contemplated herein if the conditions set forth below have, with respect to one or more of the Reorganizations, not been satisfied.

The Agreement and the transactions contemplated herein shall have been approved by the directors and the holders of the outstanding shares of beneficial interest of the Predecessor Fund as required under the Articles of Incorporation and By-Laws of the Predecessor Corporation, as in effect at the relevant time (the “Articles of Incorporation and By-Laws”) and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Trust.

On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities reasonably deemed necessary by the Successor Trust or the Predecessor Corporation to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Trust or the Predecessor Corporation.

The Registration Statement with respect to the Successor Fund, as amended by such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares, shall have been filed with the Commission and the Registration Statement, as so amended, shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and to the best of the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been initiated or threatened by the Commission (and not terminated or withdrawn).

The New Shares with respect to the Successor Fund shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder.

The parties shall have received an opinion from the law firm of Goodwin Procter LLP addressed to the Successor Trust, on behalf of the Successor Fund, and the Predecessor Corporation, on behalf of the Predecessor Fund, substantially to the effect that the transactions contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes under Section 368(a) of the Code.

With respect to such Reorganization, the tax opinion addressed to the Successor Trust and the Predecessor Corporation shall contain, at a minimum, the following conclusions:

(a) The transfer by the Predecessor Fund of all of its Assets to the corresponding Successor Fund, in exchange solely for New Shares, the assumption by such Successor Fund of the Stated Liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund will constitute a reorganization within the meaning of Section 368(a) of the Code;

(b) The Predecessor Fund and the Successor Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(c) The Predecessor Fund will recognize no gain or loss on (i) the transfer of its Assets to the corresponding Successor Fund in exchange solely for New Shares and the Successor Fund’s assumption of the Predecessor Fund’s Stated Liabilities or (ii) the subsequent distribution of those shares to the Predecessor Fund’s Current Shareholders in exchange for their Predecessor Fund shares;

(d) The Successor Fund will recognize no gain or loss on its receipt of the corresponding Predecessor Fund’s Assets in exchange solely for New Shares and the Successor Fund’s assumption of the Predecessor Fund’s Stated Liabilities;

(e) The Successor Fund’s basis in the corresponding Predecessor Fund’s Assets will, in each instance, be the same as the corresponding Predecessor Fund’s basis therein immediately before the Reorganization, and the Successor Fund’s holding period for the corresponding Predecessor Fund’s Assets will, in each instance, include the Predecessor Fund’s holding period therefor;

(f) A Current Shareholder of the Predecessor Fund will recognize no gain or loss on the exchange of all the Predecessor Fund shares held by such Current Shareholder solely for New Shares pursuant to the Reorganization;

(g) A Current Shareholder’s aggregate basis in the New Shares received by such Current Shareholder in the Reorganization will be the same as the Current Shareholder’s aggregate basis in the Predecessor Fund shares surrendered in exchange for those New Shares, and the Current Shareholder’s holding period for those New Shares will include, in each instance, the Current Shareholder’s holding period for those Predecessor Fund shares, provided the Current Shareholder holds them as capital assets on the Closing Date.

The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin Procter LLP of representations with respect to certain factual matters it shall reasonably request of the Predecessor Corporation, on behalf of itself and the Predecessor Fund, and the Successor Trust, on behalf of itself and the corresponding Successor Fund. Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor Corporation may waive the condition set forth in this Section 8.6.

At or immediately prior to the Closing, the Predecessor Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Predecessor Fund’s shareholders all of the Predecessor Fund’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

XIII. BROKERAGE FEES AND EXPENSES

The Successor Trust and the Predecessor Corporation each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from them in connection with the transactions provided for herein.

All of the expenses and costs of the Reorganizations and the transactions contemplated thereby shall be borne by Fremont Investment Advisors, Inc. and The Managers Funds LLC as agreed between them, provided that neither the Predecessor Fund nor the Successor Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

XIV. ENTIRE AGREEMENT

The Successor Trust and the Predecessor Corporation agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

XV. TERMINATION; NO SURVIVAL

This Agreement and the transactions contemplated hereby may be terminated and abandoned: (i) by mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before April 14, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Corporation, or their respective trustees, directors or officers, to the other party. The representations and warranties contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

XVI. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the Predecessor Corporation and the Successor Trust; provided that, after a Predecessor Fund’s shareholders approve this Agreement, no such amendment, modification or supplement shall have a material adverse effect on their interests.

XVII. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid facsimile, overnight courier, personal delivery or certified mail addressed to the parties hereto at their principal place of business.

XVIII. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; DISCLOSURE

The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust. The Successor Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder with respect to a Successor Fund, the Predecessor Corporation and the corresponding Predecessor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of such Successor Fund and not to its shareholders or any other series of the Successor Trust.

The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of Fremont Mutual Funds, Inc., on behalf of the Predecessor Funds, and The Managers Funds, on behalf of the Successor Funds, has caused this Agreement to be executed by an authorized officer:

ATTEST:	FREMONT MUTUAL FUNDS, INC., on behalf of the Predecessor Funds

	By:	/s/ Deborah L. Duncam
	Name:	Deborah L. Duncan
	Title:	Chairman, President

ATTEST:	THE MANAGERS FUNDS, on behalf of the Successor Funds

	By:	/s/ Peter M. Lebovitz
	Name:	Peter M. Lebovitz
	Title:	President

For purposes of Sections 5.13 and 9.2 only, the undersigned executes this Agreement:

FREMONT INVESTMENT ADVISORS, INC.

By:	/s/ E. Douglas Taylor
Name:	E. Douglas Taylor
Title:	President & Chief Executive Officer

For purposes of Section 9.2 only, the undersigned executes this Agreement:

THE MANAGERS FUNDS LLC

By:	TMF Corp.,
its Manager Member

By:	/s/ Nathaniel Dalton
Name:	Nathaniel Dalton
Title:	President

Schedule A

Predecessor Fund	Corresponding Successor Fund

Fremont Large Cap Value Fund	Managers Value Fund
Fremont Large Cap Growth Fund	Managers Capital Appreciation Fund

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions

Subject Matter of Restriction	Existing Funds	Acquiring Funds
Borrowing	No Fund may borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund’s total assets. A Fund will not purchase securities while such borrowings are outstanding.	The Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund’s investment policies, shall not constitute borrowing.

Lending	No Fund may make loans, except that a Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.	The Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Diversification	No Fund may change its status as either a diversified or a non-diversified investment company.	None

Industry Concentration

No Fund may invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, to tax exempt securities issued by state governments or political

.

The Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Such concentration

.

Subject Matter of Restriction	Existing Funds	Acquiring Funds
	subdivisions thereof, or to investments by Fremont Money Market Fund in securities of domestic banks, of foreign branches of domestic banks where the domestic bank is unconditionally liable for the security, and domestic branches of foreign banks subject to the same regulation of domestic banks, or to investments by Fremont Real Estate Securities Fund in companies engaged in the real estate industry, including real estate investment trusts	may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

Commodities & Commodity Contracts	No Fund may buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.	The Fund may not purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

Senior Securities	No Fund may issue senior securities, except as permitted under the 1940 Act and as described in the Prospectus and this Statement of Additional Information, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.	The Fund may not issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, are not deemed to be senior securities.

Real Estate	No Fund may buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.	The Fund may not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Underwriting	No Fund may engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.	The Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

PART B

STATEMENT OF ADDITIONAL INFORMATION

Managers Capital Appreciation Fund

Managers Value Fund

Each a series of

The Managers Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statement/Prospectus dated November 15, 2004, relating to the proposed reorganization of certain series of Fremont Mutual Funds, Inc. into series of The Managers Funds. A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting The Managers Funds LLC (“Managers”) at 800 Connecticut Avenue, Norwalk, CT 06854 or by telephoning Managers toll free at 1-800-835-3879.

The date of this Statement of Additional Information is November 15, 2004.

STATEMENT OF ADDITIONAL INFORMATION

Page
Exhibits	B-3

Introduction	B-3

Incorporation by Reference	B-3

Additional Information about the Managers Funds	B-4

About The Managers Funds	B-4
Description of the Managers Funds and Their Investments and Risks	B-4
Management of the Managers Funds	B-4
Control Persons and Principal Holders of Securities	B-4
Investment Advisory and Other Services	B-4
Brokerage Allocation and Other Practices	B-4
Capital Stock and Other Securities	B-4
Purchase, Redemption and Pricing of Shares	B-4
Taxation of the Managers Funds	B-5
Distributor	B-5
Calculation of Performance Data	B-5
Financial Statements	B-5

Additional Information about the Fremont Funds	B-5

Fund History	B-5
Description of the Funds and Their Investments and Risks	B-5
Management of the Funds	B-5
Control Persons and Principal Holders of Securities	B-5
Investment Advisory and Other Services	B-6
Brokerage Allocation and Other Practices	B-6
Capital Stock and Other Securities	B-6
Purchase, Redemption and Pricing of Shares	B-6
Taxation of the Fund	B-6
Distributor	B-6
Calculation of Performance Data	B-6
Financial Statements	B-6

Pro Forma Financial Statements	B-7

EXHIBITS

The following documents are exhibits to this Statement of Additional Information:

Exhibit A:	Statement of Additional Information, dated May 1, 2004, of The Managers Funds with respect to Managers Capital Appreciation Fund and Managers Value Fund (the “Managers SAI”).

Exhibit B:	Statement of Additional Information, dated March 1, 2004, of Fremont Mutual Funds, Inc. (the “Fremont SAI”).

Exhibit C:	Annual Report, dated October 31, 2003, of Fremont Mutual Funds, Inc., which includes audited financial statements as of October 31, 2003.

Exhibit D:	Semi-Annual Report, dated April 30, 2004, of Fremont Mutual Funds, Inc., which includes audited financial statements for the six months ended April 30, 2004.

Exhibit E:	Annual Report, dated December 31, 2003, of The Managers Funds, which includes audited financial statements as of December 31, 2003.

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement/Prospectus dated November 15, 2004 (the “Proxy Statement/Prospectus”) relating to the proposed reorganization of Fremont Large Cap Growth Fund and Fremont Large Cap Value Fund (the “Fremont Funds”), each a series of Fremont Mutual Funds, Inc., into Managers Capital Appreciation Fund and Managers Value Fund (the “Managers Funds”), each a series of The Managers Funds. The Proxy Statement/Prospectus has been sent to the shareholders of the Fremont Funds in connection with the solicitation of proxies to be voted at the Meeting of shareholders of the Fremont Funds to be held on January 11, 2005.

INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this Statement of Additional Information:

•	The Fremont SAI (file no. 033-23453), filed with the Securities and Exchange Commission on March 3, 2004 (accession number: 0001144204-04-002398)

•	Annual Report, dated October 31, 2003, of Fremont Mutual Funds, Inc. (file no. 811-05632) filed with the Securities and Exchange Commission on December 30, 2003 (accession number: 0000894189-03-001963)

•	Semi-Annual Report, dated April 30, 2004, of Fremont Mutual Funds, Inc. (file no. 811-05632) filed with the Securities and Exchange Commission on June 25, 2004 (accession number: 0000894189-04-001074)

•	The Managers Funds SAI (file no. 033-44909), filed with the Securities and Exchange Commission on May 5, 2004 (accession number: 0000720309-04-000034)

ADDITIONAL INFORMATION ABOUT THE MANAGERS FUNDS

About the Managers Funds

For additional information about the Managers Funds generally, see “General Information” in the Managers SAI.

Description of the Managers Funds and Their Investments and Risks

For additional information about the investment objective, policies, risks and restrictions of the Managers Funds, see “Investment Objectives, Policies and Risk Considerations”, “General Investment Policies” and “Investment Restrictions” in the Managers SAI.

Management of the Managers Funds

For additional information regarding the management of the Managers Funds, see “Trustees and Officers” in the Managers SAI.

Control Persons and Principal Holders of Securities

For additional information regarding ownership of shares of the Managers Funds, see “Control Persons and Principal Holders of Securities” in the Managers SAI.

Investment Advisory and Other Services

For additional information about investment advisory and other services, see “Management of the Funds” in the Managers SAI.

Brokerage Allocation and Other Practices

For additional information regarding brokerage allocation practices of the Managers Funds, see “Brokerage Allocation and Other Practices” in the Managers SAI.

Capital Stock and Other Securities

For additional information regarding voting rights and other aspects of shares of the Managers Funds, see “Purchase, Redemption and Pricing of Shares – Description of Shares” in the Managers SAI.

Purchase, Redemption and Pricing of Shares

For additional information about share purchase, redemption and pricing of shares of the Managers Funds, see “Purchase, Redemption and Pricing of Shares” in the Managers SAI.

Taxation of the Managers Funds

For additional information regarding tax matters, see “Certain Tax Matters” in the Managers SAI.

Distributor

For additional information about the distribution of shares of the Managers Funds, see “Management of the Funds – Administrative Services / Distribution Arrangements” in the Managers SAI.

Calculation of Performance Data

For additional information regarding the investment performance of the Managers Funds, see “Performance Data” in the Managers SAI.

Financial Statements

For additional information, see “Financial Statements” in the Managers SAI.

ADDITIONAL INFORMATION ABOUT THE FREMONT FUNDS

Fund History

For additional information about the Fremont Funds generally and their history, see “The Corporation” in the Fremont SAI.

Description of the Funds and Their Investments and Risks

For additional information about the investment objective, policies, risks and restrictions of each Fremont Fund, see “Investment Objectives, Policies, And Risk Considerations”, “General Investment Policies”, and “Investment Restrictions” in the Fremont SAI.

Management of the Funds

For additional information regarding the management of the Fremont Funds, see “Investment Company Directors and Officers” and “Investment Advisory And Other Services” in the Fremont SAI.

Control Persons and Principal Holders of Securities

For additional information regarding ownership of shares of each Fremont Fund, see “Additional Information” in the Fremont SAI.

Investment Advisory and Other Services

For additional information about investment advisory and other services, see “Investment Advisory And Other Services” in the Fremont SAI.

Brokerage Allocation and Other Practices

For additional information regarding brokerage allocation practices of the Fremont Funds, see “Execution of Portfolio Transactions” in the Fremont SAI.

Capital Stock and Other Securities

For additional information regarding voting rights and other aspects of shares of the Fremont Funds, see “Additional Information” in the Fremont SAI.

Purchase, Redemption and Pricing of Shares

For additional information about share purchase, redemption and pricing of shares of each Fremont Fund, see “How To Invest” and “Other Investment and Redemption Services” in the Fremont SAI.

Taxation of the Fund

For additional information regarding tax matters, see “Taxes – Mutual Funds” in the Fremont SAI.

Distributor

For additional information about the distribution of shares of the Fremont Funds, see “Investment Advisory And Other Services” in the Fremont SAI.

Calculation of Performance Data

For additional information regarding the investment performance of each Fremont Fund, see “Investment Results” in the Fremont SAI.

Financial Statements

For additional information, see “Additional Information” in the Fremont SAI.

PRO FORMA FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES

April 30, 2004

UNAUDITED

	Fremont Large Cap Value Fund	Managers Value Fund	Pro Forma Adjustments	Pro Forma Combined
ASSETS
Investments at cost	$8,972,000	$93,080,546	$—	$102,052,546
Net unrealized appreciation	1,678,000	16,594,127	—	18,272,127

Investments at value	10,650,000	109,674,673	—	120,324,673

Cash	—	493,935		493,935
Receivable for Fund shares sold	293,000	1,306,345	—	1,599,345
Receivables for securities sold	—	364,912		364,912
Receivable from advisor	10,000	—	—	10,000
Dividends and interest receivable	11,000	122,549	—	133,549
Prepaid expenses/Other assets	7,000	22,063	—	29,063

TOTAL ASSETS	$10,971,000	$111,984,477	$—	$122,955,477

LIABILITIES
Payable for securities purchased	257,000	2,343,020	—	2,600,020
Payable for Fund shares redeemed	—	56,757	—	56,757
Investment advisory and management fee payable	8,000	67,527	—	75,527
Other accrued expenses	43,000	101,183	—	144,183

TOTAL LIABILITIES	308,000	2,568,487	—	2,876,487

NET ASSETS	$10,663,000	$109,415,990	$—	$120,078,990

NET ASSETS CONSIST OF:
Paid-in capital	$21,482,000	$97,057,794	$—	$118,539,794
Undistributed net investment income	20,000	126,741	—	146,741
Accumulated realized loss on investments	(12,517,000)	(4,362,672)	—	(16,879,672)
Net unrealized appreciation of investments	1,678,000	16,594,127	—	18,272,127

NET ASSETS	$10,663,000	$109,415,990	$—	$120,078,990

COMPUTATION OF NET ASSET VALUE:
Net assets	$10,663,000	$109,415,990	$—	$120,078,990

Shares of beneficial interest	1,300,000	4,059,461	(904,390)	4,455,071

Net asset value, offering and redemption price per share	$8.20	$26.95	$—	$26.95

See accompanying notes to the pro forma financial statements.

8

PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

April 30, 2004

UNAUDITED

	Fremont Large Cap Growth Fund	Managers Capital Appreciation Fund	Pro Forma Adjustments	Pro Forma Combined
ASSETS
Investments at cost	$20,816,000	$91,256,201	$—	$112,072,201
Net unrealized appreciation	4,323,000	10,062,822	—	14,385,822

Investments at value	25,139,000	101,319,023	—	126,458,023

Receivable for Fund shares sold	35,000	406,704	—	441,704
Receivables for securities sold	278,000	2,168,683	—	2,446,683
Dividends and interest receivable	6,000	122,985	—	128,985
Receivables from advisor	6,000	—	—	6,000
Prepaid expenses/Other assets	9,000	13,608	—	22,608

TOTAL ASSETS	$25,473,000	$104,031,003	$—	$129,504,003

LIABILITIES
Payable for securities purchased	—	483,271	—	483,271
Payable for Fund shares redeemed	—	55,420	—	55,420
Investment advisory and management fee payable	25,000	70,042	—	95,042
Other accrued expenses	21,000	288,411	—	309,411

TOTAL LIABILITIES	46,000	897,144	—	943,144

NET ASSETS	$25,427,000	$103,133,859	$—	$128,560,859

NET ASSETS CONSIST OF:
Paid-in capital	$22,029,000	$269,672,611	$—	$291,701,611
Undistributed net investment income	(92,000)	488,862	—	396,862
Accumulated realized loss on investments	(833,000)	(177,090,436)	—	(177,923,436)
Net unrealized appreciation of investments	4,323,000	10,062,822	—	14,385,822

NET ASSETS	$25,427,000	$103,133,859	$—	$128,560,859

COMPUTATION OF NET ASSET VALUE:
Net assets	$25,427,000	$103,133,859	$—	$128,560,859

Shares of beneficial interest	2,797,000	4,138,948	(1,776,569)	5,159,379

Net asset value, offering and redemption price per share	$9.09	$24.92	$—	$24.92

See accompanying notes to the pro forma financial statements.

9

PRO FORMA COMBINING SCHEDULE OF INVESTMENTS

FREMONT LARGE CAP GROWTH/MANAGERS CAPITAL APPRECIATION FUND

April 30, 2004

UNAUDITED

Fremont Large Cap Growth Fund			Managers Capital Appreciation Fund			Pro Forma Combined
Security Description (a)	Shares (a)	Value (a)	Security Description	Shares	Value	Shares	Value
COMMON STOCK:
			3M Co.	33,400	$2,888,432	33,400	$2,888,432
			Abbott Laboratories Co.	10,000	440,200	10,000	440,200
AMBAC Financial Group, Inc.	12,000	$828,000				12,000	828,000
American Express Co.	17,800	871,000	American Express Co.	20,000	979,000	37,800	1,850,000
			American International Group, Inc.	37,100	2,658,215	37,100	2,658,215
Amgen, Inc.*	13,300	749,000	Amgen, Inc.*	19,000	1,069,130	32,300	1,818,130
			Anadarko Petroleum Corp.	10,200	546,516	10,200	546,516
			Analog Devices, Inc.*	20,000	852,000	20,000	852,000
			Anthem, Inc.*	10,000	885,800	10,000	885,800
			Apache Corp.	20,190	845,355	20,190	845,355
Apollo Group, Inc. (Class A)*	12,100	1,100,000				12,100	1,100,000
			Applebee’s International, Inc.	20,000	775,600	20,000	775,600
			Applied Materials, Inc.*	30,000	546,900	30,000	546,900
Bed Bath & Beyond, Inc.*	20,800	772,000	Bed Bath & Beyond, Inc.*	38,500	1,429,120	59,300	2,201,120
			Best Buy Co., Inc.*	49,900	2,707,075	49,900	2,707,075
			BJ Services Co.*	28,400	1,263,800	28,400	1,263,800
			Broadcom Corp., Class A*	10,000	377,600	10,000	377,600
Capital One Financial Corp.	14,500	950,000				14,500	950,000
			Carmax, Inc.*	36,400	943,488	36,400	943,488
			Caterpillar, Inc.	7,000	544,110	7,000	544,110
			Cheesecake Factory, The, Inc.*	12,000	508,200	12,000	508,200
			China Telecom Corp., Ltd.*	24,000	692,400	24,000	692,400
Cisco Systems, Inc.*	38,300	799,000	Cisco Systems, Inc.*	72,000	1,502,640	110,300	2,301,640
			Citigroup, Inc.	56,300	2,707,467	56,300	2,707,467
			Clear Channel Communications, Inc.	16,000	663,840	16,000	663,840
Coach, Inc.*	11,000	469,000				11,000	469,000
			Colgate-Palmolive Co.	32,700	1,892,676	32,700	1,892,676
			Cummins, Inc.	21,600	1,291,896	21,600	1,291,896
			Deere & Co.	10,000	680,400	10,000	680,400
Dell, Inc.*	25,300	878,000	Dell, Inc.*	90,600	3,144,726	115,900	4,022,726
			Devon Energy Corp.	10,000	612,000	10,000	612,000
			Dollar Tree Stores, Inc.*	43,200	1,164,240	43,200	1,164,240
			Dow Jones & Co., Inc.	15,000	691,350	15,000	691,350
			E.I. du Pont de Nemours & Co., Inc.	7,000	300,650	7,000	300,650
eBay, Inc.*	10,900	870,000	eBay Inc.*	11,400	909,948	22,300	1,779,948
			EMC Corp.*	45,000	502,200	45,000	502,200
			Emerson Electric Corp.	13,000	782,860	13,000	782,860
			EOG Resources, Inc.	9,700	477,725	9,700	477,725
			FedEx Corp.	31,500	2,265,165	31,500	2,265,165
			Flextronics International Ltd.	30,000	483,000	30,000	483,000
			Forest Laboratories, Inc.*	31,700	2,044,016	31,700	2,044,016
			Freeport McMoran Copper, Class B	13,000	396,500	13,000	396,500
Genentech, Inc.	7,400	909,000	Genentech, Inc.*	13,800	1,694,640	21,200	2,603,640
General Electric Co.	21,500	644,000	General Electric Co.	25,000	748,750	46,500	1,392,750
			Gilead Sciences, Inc.*	19,100	1,161,853	19,100	1,161,853
			Goldman Sachs Group, Inc.	18,700	1,809,225	18,700	1,809,225
			Guidant Corp.*	18,600	1,171,986	18,600	1,171,986
Harley-Davidson, Inc.	8,900	501,000				8,900	501,000
Harman International Industries, Inc.	5,500	417,000				5,500	417,000
			Illinois Tool Works	9,000	775,890	9,000	775,890
			Inco, Ltd.*	18,000	517,500	18,000	517,500
			Intel Corp.	96,900	2,493,237	96,900	2,493,237
			International Business Machines Corp.	15,000	1,322,550	15,000	1,322,550
International Game Technology	26,400	996,000				26,400	996,000
			JB Hunt Transport Services, Inc.*	36,000	1,139,760	36,000	1,139,760
			JC Penney Co.	23,000	778,780	23,000	778,780
			JP Morgan Chase & Co.	25,000	940,000	25,000	940,000
			Kla-Tencor Corp.*	14,000	583,380	14,000	583,380
			Linear Technology Corp.	15,000	534,450	15,000	534,450
Lowe’s Cos., Inc.	14,800	771,000	Lowe’s Co., Inc.	9,000	468,540	23,800	1,239,540
			Martek Biosciences Corp.*	8,500	539,665	8,500	539,665
Marvell Technology Group Ltd.*	14,700	569,000				14,700	569,000
			Maxim Integrated Products, Inc.	22,000	1,011,780	22,000	1,011,780
			McDonald’s Corp.	45,000	1,225,350	45,000	1,225,350
Medtronic, Inc.	15,900	802,000	Medtronic, Inc.	47,500	2,396,850	63,400	3,198,850
			Merrill Lynch & Co., Inc.	19,400	1,052,062	19,400	1,052,062
Microsoft Corp.	30,700	797,000	Microsoft Corp.	62,900	1,633,513	93,600	2,430,513
			Molex, Inc.	23,000	592,480	23,000	592,480
Moody’s Corp.	15,000	968,000				15,000	968,000

10

PRO FORMA COMBINING SCHEDULE OF INVESTMENTS

FREMONT LARGE CAP GROWTH/MANAGERS CAPITAL APPRECIATION FUND

April 30, 2004

UNAUDITED

Fremont Large Cap Growth Fund			Managers Capital Appreciation Fund			Pro Forma Combined
Security Description (a)	Shares (a)	Value (a)	Security Description	Shares	Value	Shares	Value
			Nabors Industries, Ltd.*	18,400	816,224	18,400	816,224
Network Appliance, Inc.*	28,100	523,000				28,100	523,000
Nextel Communications, Inc.*	26,000	620,000				26,000	620,000
			Novartis AG	40,000	1,792,000	40,000	1,792,000
			Patterson-UTI Energy, Inc.*	14,500	524,755	14,500	524,755
Pfizer, Inc.	21,250	760,000	Pfizer, Inc.	15,300	547,128	36,550	1,307,128
			Phelps Dodge Corp.	6,000	394,980	6,000	394,980
			Praxair, Inc.	18,000	657,900	18,000	657,900
Procter & Gamble Co.	8,700	920,000	Procter & Gamble Co.	10,000	1,057,500	18,700	1,977,500
			Resmed, Inc.*	29,400	1,448,832	29,400	1,448,832
			Schlumberger, Ltd.	32,500	1,902,225	32,500	1,902,225
			SLM Corp.	12,000	459,720	12,000	459,720
			Staples, Inc.*	50,000	1,288,000	50,000	1,288,000
Starbucks Corp.*	27,300	1,061,000				27,300	1,061,000
Stryker Corp.	10,200	1,009,000	Stryker Corp.	6,000	593,580	16,200	1,602,580
Symantec Corp.	25,400	1,144,000				25,400	1,144,000
			Sysco Corp.	21,000	803,250	21,000	803,250
			Taiwan Semiconductor Manufacturing Co., Ltd.*	55,000	524,150	55,000	524,150
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	13,900	856,000	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	28,000	1,723,680	41,900	2,579,680
			Texas Instruments, Inc.	28,000	702,800	28,000	702,800
			The Walt Disney Company	41,300	951,139	41,300	951,139
			Tiffany & Co.	13,000	507,000	13,000	507,000
			TJX Cos., Inc.	29,500	724,815	29,500	724,815
			U.S. Bancorp	20,000	512,800	20,000	512,800
			United Parcel Service, Inc., Class B	26,600	1,865,990	26,600	1,865,990
			UnitedHealth Group, Inc.	19,000	1,168,120	19,000	1,168,120
Varian Medical Systems, Inc.*	8,500	730,000				8,500	730,000
Wachovia Corp.	18,900	865,000				18,900	865,000
			Walgreen Co.	15,000	517,200	15,000	517,200
Wal-Mart Stores, Inc.	10,500	599,000	Wal-Mart Stores, Inc.	61,300	3,494,100	71,800	4,093,100
			WellPoint Health Networks, Inc.*	7,000	781,830	7,000	781,830
			Wells Fargo & Co.	19,400	1,095,324	19,400	1,095,324
			Wm Wrigley Jr., Co.	19,300	1,190,810	19,300	1,190,810
			Yahoo! Inc.	16,400	827,544	16,400	827,544
			Zebra Technologies, Corp.*	15,000	1,099,350	15,000	1,099,350
			Zimmer Holdings, Inc.*	17,000	1,357,450	17,000	1,357,450
SHORT-TERM:

Repurchase Agreement, State Street Bank, 0.400%, 05/03/04 (Maturity Value $392) (Cost $392) Collateral: FHLB 3.020%, 09/12/07 (Collateral Value $404)	392,373	392,000				392,373	392,000
			JPMorgan Prime Money Market Fund, Institutional Class Shares	1,930,346.00	1,930,346	1,930,346	1,930,346

Total Investments		$25,139,000			$101,319,023		$126,458,023

*	Non-income-producing security
(a)	The unaudited pro forma combined portfolio of investments reflects no adjustments because upon consummation of the merger, no securities would need to be sold in order for the acquiring fund to comply with restrictions applicable to its investments. The foregoing sentence shall not restrict in any way the ability of the investment advisor of either of the funds from buying or selling securities in the normal course of such fund’s business and operations.

See accompanying notes to the pro forma financial statements.

11

PRO FORMA COMBINING SCHEDULE OF INVESTMENTS

FREMONT LARGE CAP VALUE/MANAGERS VALUE FUND

April 30, 2004

UNAUDITED

Fremont Large Cap Value Fund			Managers Value Fund			Pro Forma Combined
Security Description (a)	Shares (a)	Value (a)	Security Description	Shares (a)	Value (a)	Shares	Value
COMMON STOCK:
			Abbott Laboratories Co.	36,500	$1,606,730	36,500	$1,606,730
ACE Ltd.	5,150	$226,000	ACE, Ltd.	33,300	1,459,872	38,450	1,685,872
Affiliated Computer Services, Inc., Class A	950	46,000				950	46,000
Aflac, Inc.	1,450	61,000				1,450	61,000
Air Products & Chemicals, Inc.	855	43,000				855	43,000
Alcoa, Inc.	1,450	45,000				1,450	45,000
Alcon, Inc.	1,575	117,000				1,575	117,000
Allstate Corp.	1,000	46,000				1,000	46,000
			Allstate Corp., The	45,300	2,079,270	45,300	2,079,270
Altria Group, Inc.	4,600	255,000				4,600	255,000
			American Express Co.	30,700	1,502,765	30,700	1,502,765
American International Group, Inc.	6,200	444,000	American International Group, Inc.	18,600	1,332,690	24,800	1,776,690
American Standard Cos., Inc.*	1,000	105,000				1,000	105,000
			AmerisourceBergen Corp.	24,700	1,429,883	24,700	1,429,883
Anheuser-Busch Cos., Inc.	2,110	108,000				2,110	108,000
Anthem, Inc.*	1,900	168,000	Anthem, Inc.*	18,200	1,612,156	20,100	1,780,156
Applied Materials, Inc.*	2,470	45,000				2,470	45,000
Avon Products, Inc.	3,000	252,000				3,000	252,000
Axis Capital Holdings Ltd.	2,460	67,000				2,460	67,000
Baker Hughes, Inc.	1,700	62,000				1,700	62,000
Bank of America Corp.	4,125	332,000	Bank of America Corp.	38,254	3,079,064	42,379	3,411,064
Bank One Corp.	7,900	390,000				7,900	390,000
Boston Scientific Corp.*	1,675	69,000				1,675	69,000
BP PLC ADR	5,900	312,000	BP PLC ADR	28,900	1,528,810	34,800	1,840,810
			Brinker International, Inc.*	22,000	846,120	22,000	846,120
Burlington Northern Santa Fe Corp.	4,300	141,000				4,300	141,000
Caremark Rx, Inc.*	2,000	68,000				2,000	68,000
Carnival Corp.	2,000	85,000				2,000	85,000
			Cendant Corp.*	73,430	1,738,822	73,430	1,738,822
			CenturyTel, Inc.	10,500	303,240	10,500	303,240
			ChevronTexaco Corp.	36,800	3,535,513	36,800	3,535,513
			Chubb Corp.	20,900	1,442,100	20,900	1,442,100
Citigroup, Inc.	9,200	442,000	Citigroup, Inc.	82,068	3,946,650	91,268	4,388,650
Clear Channel Communications, Inc.*	2,300	95,000	Clear Channel Communications, Inc.*	30,100	1,248,849	32,400	1,343,849
Coca-Cola Co.	800	41,000				800	41,000
Colgate Palmolive Co.	1,850	107,000				1,850	107,000
Comcast Corp., Class A*	4,300	129,000	Comcast Corp., Class A*	64,800	1,878,552	69,100	2,007,552
ConocoPhillips Co.	5,500	392,000	ConocoPhillips Co.	29,374	1,926,053	34,874	2,318,053
			Constellation Brands, Inc.*	25,400	841,502	25,400	841,502
Constellation Energy Group, Inc.	2,000	77,000				2,000	77,000
			CVS Corp.	60,300	2,329,389	60,300	2,329,389
			Darden Restaurants, Inc.	56,300	1,275,758	56,300	1,275,758
Dean Foods Co.*	950	32,000				950	32,000
			Devon Energy Corp.	20,000	1,224,000	20,000	1,224,000
E.I. du Pont de Nemours & Co., Inc.	1,150	49,000	E.I. du Pont de Nemours & Co., Inc.	35,150	1,509,693	36,300	1,558,693
			Emerson Electric Co.	25,700	1,547,654	25,700	1,547,654
Entergy Corp.	1,300	71,000				1,300	71,000
Exelon Corp.	1,300	87,000	Exelon Corp.	24,200	1,619,948	25,500	1,706,948
Exxon Mobil Corp.	3,760	160,000				3,760	160,000
Fannie Mae	4,250	292,000	Fannie Mae	47,800	3,284,816	52,050	3,576,816
First Data Corp.	700	32,000				700	32,000
			FirstEnergy Corp.	33,600	1,313,760	33,600	1,313,760
Fiserv, Inc.*	2,890	106,000				2,890	106,000
			Gannett Co., Inc.	13,550	1,174,514	13,550	1,174,514
			General Dynamics Corp.	11,200	1,048,544	11,200	1,048,544
General Electric Co.	6,125	183,000	General Electric Co.	47,700	1,428,615	53,825	1,611,615
			GlaxoSmithKline PLC ADR	34,400	1,444,800	34,400	1,444,800
			Goldman Sachs Group, Inc.	11,900	1,151,325	11,900	1,151,325
Halliburton Co.	2,630	78,000				2,630	78,000
Harley-Davidson, Inc.	3,250	183,000				3,250	183,000
			Hartford Financial Services Group, Inc.	29,800	1,820,184	29,800	1,820,184
HCA, Inc.	3,650	148,000	HCA, Inc.	33,000	1,340,790	36,650	1,488,790
Health Management Associates, Inc., Class A	2,200	51,000				2,200	51,000
Hewlett-Packard Co.	9,905	195,000	Hewlett-Packard Co.	99,526	1,960,662	109,431	2,155,662
Home Depot, Inc.	5,875	207,000				5,875	207,000
			Honeywell International, Inc.	30,900	1,068,522	30,900	1,068,522
Ingersoll-Rand Co.	800	52,000				800	52,000
Johnson & Johnson	850	46,000				850	46,000

12

PRO FORMA COMBINING SCHEDULE OF INVESTMENTS

FREMONT LARGE CAP VALUE/MANAGERS VALUE FUND

April 30, 2004

UNAUDITED

Fremont Large Cap Value Fund			Managers Value Fund			Pro Forma Combined
Security Description (a)	Shares (a)	Value (a)	Security Description	Shares (a)	Value (a)	Shares	Value
Johnson Controls, Inc.	1,600	88,000				1,600	88,000
			Jones Apparel Group, Inc.*	32,500	1,189,500	32,500	1,189,500
Kerr-McGee Corp.	1,070	52,000	Kerr-McGee Corp.	21,400	1,047,102	22,470	1,099,102
			Kimberly-Clark Corp.	8,555	559,925	8,555	559,925
			Laboratory Corp. of America Holdings*	23,200	921,968	23,200	921,968
			Liberty Media Corp.*	145,400	1,590,676	145,400	1,590,676
			Mattel, Inc.	80,400	1,363,584	80,400	1,363,584
			MBIA, Inc.	23,500	1,383,915	23,500	1,383,915
MBNA Corp.	7,100	173,000	MBNA Corp.	56,807	1,384,955	63,907	1,557,955
			McKesson Corp.	62,900	2,066,894	62,900	2,066,894
			Merck & Co., Inc.	63,000	2,961,000	63,000	2,961,000
Merrill Lynch & Co., Inc.	1,000	54,000	Merrill Lynch & Co., Inc.	39,300	2,131,239	40,300	2,185,239
Metlife, Inc.	1,920	66,000				1,920	66,000
			MGIC Investment Corp.	15,400	1,133,748	15,400	1,133,748
Microsoft Corp.	9,560	248,000				9,560	248,000
Morgan Stanley, Inc.	2,700	139,000	Morgan Stanley, Inc.	24,700	1,269,333	27,400	1,408,333
Nabors Industries Ltd.*	2,625	117,000				2,625	117,000
Noble Corp.*	1,000	37,000				1,000	37,000
Noble Energy, Inc.	1,200	55,000				1,200	55,000
Northrop Grumman Corp.	650	65,000				650	65,000
Occidental Petroleum Corp.	2,200	104,000				2,200	104,000
			Office Depot, Inc.*	92,800	1,624,928	92,800	1,624,928
Peoplesoft, Inc.*	2,250	38,000				2,250	38,000
			Pepsi Bottling Group, Inc.	18,700	547,349	18,700	547,349
PepsiCo, Inc.	1,000	55,000				1,000	55,000
Pfizer, Inc.	10,150	363,000	Pfizer, Inc.	46,900	1,677,144	57,050	2,040,144
			Pitney Bowes, Inc.	37,200	1,627,500	37,200	1,627,500
PMI Group, Inc., The	1,150	50,000				1,150	50,000
Procter & Gamble Co.	1,950	206,000				1,950	206,000
			Quest Diagnostics, Inc.*	13,600	1,147,160	13,600	1,147,160
			Regions Financial Corp.	44,300	1,537,653	44,300	1,537,653
			Rent-A-Center, Inc.*	18,500	541,495	18,500	541,495
Royal Caribbean Cruises Ltd.	2,750	112,000				2,750	112,000
SBC Communications, Inc.	3,250	81,000				3,250	81,000
Sprint Corp.	5,000	90,000				5,000	90,000
			St. Paul Travelers Companies, Inc.	30,378	1,235,473	30,378	1,235,473
			Supervalu, Inc.	19,100	588,089	19,100	588,089
Time Warner, Inc.*	4,700	79,000	Time Warner, Inc.*	85,400	1,436,428	90,100	1,515,428
TJX Cos., Inc.	2,250	55,000				2,250	55,000
			Transocean, Inc.	36,600	1,016,382	36,600	1,016,382
			Unilever NV	15,900	1,048,287	15,900	1,048,287
Union Pacific Corp.	4,350	256,000				4,350	256,000
United Technologies Corp.	700	60,000	United Technologies Corp.	15,100	1,302,526	15,800	1,362,526
Verizon Communications, Inc.	2,400	91,000	Verizon Communications, Inc.	37,685	1,422,232	40,085	1,513,232
Viacom, Inc., Class B	6,550	253,000				6,550	253,000
			Washington Mutual, Inc.	29,400	1,158,066	29,400	1,158,066
Wellpoint Health Networks, Inc.*	2,200	246,000	Wellpoint Health Networks, Inc.*	19,900	2,222,631	22,100	2,468,631
			Wells Fargo & Co.	28,949	1,634,461	28,949	1,634,461
Westwood One, Inc.*	1,400	41,000				1,400	41,000
			Whirlpool Corp.	7,440	487,394	7,440	487,394
Wyeth	3,950	150,000				3,950	150,000
			Xerox Corp.*	83,100	1,116,033	83,100	1,116,033
			XL Capital, Ltd.	15,300	1,168,155	15,300	1,168,155
			Yum! Brands, Inc.*	42,000	1,629,180	42,000	1,629,180
SHORT-TERM:

Repurchase Agreement, State Street Bank, 0.400%, 05/03/04 (Maturity Value $484) (Cost $484) Collateral: FHLB 5.125%, 03/06/06 (Collateral Value $496)	484,422	484,000				484,422	484,000
			JPMorgan Prime Money Market Fund, Institutional Class Shares	4,620,653	4,620,653	4,620,653	4,620,653

Total Investments		$10,650,000			$109,674,673		$120,324,673

*	Non-income-producing security
(a)	The unaudited pro forma combined portfolio of investments reflects no adjustments because upon consummation of the merger, no securities would need to be sold in order for the acquiring fund to comply with restrictions applicable to its investments. The foregoing sentence shall not restrict in any way the ability of the investment advisor of either of the funds from buying or selling securities in the normal course of such fund’s business and operations.

See accompanying notes to the pro forma financial statements

13

PRO FORMA COMBINING STATEMENTS OF OPERATIONS

For the twelve months ended April 30, 2004

UNAUDITED

	Fremont Large Cap Value Fund	Managers Value Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME
Dividends	$180,000	$1,591,787	$—		$1,771,787
Interest income	2,000	42,653	—		44,653
Foreign witholding tax	—	(10,720)	—		(10,720)
Security lending income	—	11,621	—		11,621

	182,000	1,635,341	—		1,817,341

EXPENSES
Investment advisory and management fees	72,500	685,088	—		757,588
Administration fees	14,500	228,362	9,028	(a)	251,890
Transfer agent	42,000	226,736	—		268,736
Custodian	2,000	38,154	—		40,154
Professional fees	39,000	40,937	—		79,937
Registration fees	12,000	28,656	—		40,656
Printing fees	4,000	1,441	—		5,441
Trustees fees and expenses	10,000	4,440	—		14,440
Insurance	—	2,926	—		2,926
Miscellaneous	5,000	17,133	—		22,133

Total expenses before reductions	201,000	1,273,873	9,028		1,483,901

Less reimbursement/waiver	(85,000)	—	(95,559	)(b)	(180,559)
Less reductions	—	(109,664)	—		(109,664)

Net expenses	116,000	1,164,209	(86,531)		1,193,678

Net investment income	66,000	471,132	86,531		623,663

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on investments	851,000	4,484,739	—		5,335,739

Change in unrealized appreciation of investments	1,286,000	15,988,300	—		17,274,300

Net realized and unrealized gain on investments	2,137,000	20,473,039	—		22,610,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,203,000	$20,944,171	$86,531		$23,233,702

(a)	to adjust administration fee to 0.25%
(b)	to adjust cap to 1.19%

See accompanying notes to the pro forma financial statements.

14

PRO FORMA COMBINING STATEMENTS OF OPERATIONS

For the twelve months ended April 30, 2004

UNAUDITED

	Fremont Large Cap Growth Fund	Managers Capital Appreciation Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME
Dividends	$153,000	$887,926	$—		$1,040,926
Interest income	1,000	37,422	—		38,422
Foreign witholding tax	—	(24,998)	—		(24,998)
Security lending income	—	17,440	—		17,440

	154,000	917,790	—		1,071,790

EXPENSES
Investment advisory and management fees	211,000	865,140	(33,022	)(c)	1,043,118
Administration fees	33,000	270,356	22,014	(a)	325,370
Transfer agent	71,000	323,184	—		394,184
Custodian	9,000	49,877	—		58,877
Professional fees	43,000	50,256	—		93,256
Registration fees	17,000	20,414	—		37,414
Printing fees	10,000	(2,547)	—		7,453
Trustees fees and expenses	10,000	5,078	—		15,078
Insurance	—	4,895	—		4,895
Miscellaneous	5,000	40,035	—		45,035

Total expenses before reductions	409,000	1,626,688	(11,008)		2,024,680

Less reimbursement/waiver	(99,000)	—	(46,275	)(b)	(145,275)
Less reductions	—	(202,919)			(202,919)

Net expenses	310,000	1,423,769	(57,283)		1,676,486

Net investment loss	(156,000)	(505,979)	57,283		(604,696)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on investments	(154,000)	(5,346,272)	—		(5,500,272)

Change in unrealized appreciation of investments	3,889,000	24,626,506	—		28,515,506

Net realized and unrealized gain on investments	3,735,000	19,280,234	—		23,015,234

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,579,000	$18,774,255	$57,283		$22,410,538

(a)	to adjust administration fee to 0.25%
(b)	to adjust cap to 1.29%
(c)	to adjust management fee to 0.80%

See accompanying notes to the pro forma financial statements.

15

Managers Value Fund/Fremont Large Cap Value Fund

Managers Capital Appreciation Fund/Fremont Large Cap Growth Fund

Notes to Pro Forma Combining Financial Statements

April 30, 2004 (Unaudited)

1. Basis of Combination

The Pro Forma Statements of Assets and Liabilities, including the Pro Forma Schedules of Investments, and the related Pro Forma Statements of Operations (“Pro Forma Statements”) reflect the combined accounts of the Managers Value Fund (“Value Fund”) and Fremont Large Cap Value Fund (“FLCV Fund”) and the Managers Capital Appreciation Fund (“Capital Appreciation”) and Fremont Large Cap Growth Fund (“FLCG Fund”), collectively the “Funds”, as if the reorganization occurred as of and for the year ended April 30, 2004. These statements have been derived from the books and records utilized in calculating the daily net asset value of each Fund at April 30, 2004 and for the year then ended.

The Pro Forma Statements give effect to the proposed transfer of the assets and stated liabilities of FLCV and FLCG Funds in exchange for shares of Value and Capital Appreciation Funds, respectively. The Managers Funds LLC (“TMF” or the “Advisor”) and Fremont Investment Advisors, Inc. will together bear 100% of the costs and expenses of the reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

Pro Forma Adjustments

The Pro Forma adjustments below reflect the impact of the merger between the Value and the FLCV, and the Capital Appreciation and the FLCG Funds.

(a)	To increase the Administration Fee to reflect The Managers Funds’ fee schedule.
(b)	Adjustment to reflect the lower expense cap effective as of the merger.
(c)	To reduce the Management Fee on Capital Appreciation Fund to 0.80%.

2. Shares of Beneficial Interest

Immediately prior to the closing date, the FLCV and FLCG Funds will effect reverse stock splits to adjust each Fund’s net asset value per share to match that of the Value and Capital Appreciation Funds, respectively. The Pro Forma net asset value per share reflects the effect of the reverse stock split. Therefore, the pro forma data reflects an exchange ratio of approximately one for one of each Value and Cap App Fund share issued for each share of the FLCV and FLCG Funds, respectively. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding.

3. Pro Forma Operations

Pro Forma operating expenses include the actual expenses of each Fund and the combined Funds, with certain expenses adjusted to reflect the expected expenses of the combined entity.

4. Portfolio Valuation

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.